----------------------------------------

                      Semiannual Report December 31, 1997

                    ----------------------------------------

                                   OPPENHEIMER
                                      High
                                   Yield Fund


                               [GRAPHIC OMITTED]

                                     [LOGO]
                              OppenheimerFunds(SM)
                            THE RIGHT WAY TO INVEST

Report highlights
--------------------------------------------------------------------------------

o Many emerging market bonds offer only moderate risk, particularly bonds issued by Latin American governments.

o Our strategy of investing in mid- and low-B credits in fields such as broadcasting, cable television and wireless technology has worked out well for the Fund.

o The Outlook. Because the business cycle has been extended, companies will have more time to improve the quality of their balance sheets. We are optimistic that Oppenheimer High Yield Fund will be able to take advantage of the opportunities these developments create.

----------------------------------
 Total Returns
----------------------------------

For the Period Ended 12/31/97(1)

Class A
 6 months   1 year
----------------------------------
 7.16%      11.93%
----------------------------------

Class B
 6 months   1 year
----------------------------------
 6.73%      11.01%
----------------------------------

Class C
 6 months   1 year
----------------------------------
 6.68%      11.00%
----------------------------------

Class Y
            Since
 6 months   Inception
----------------------------------
 N/A        0.78%
----------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(1.) Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account. Total returns for the six-month period are cumulative and are not annualized.

Contents

 3 President's Letter

 4 Fund Performance

 6 An Interview
   with the Fund's
   Managers

10 Statement of
   Investments

30 Statement of
   Assets &
   Liabilities

32 Statement of
   Operations

33 Statements of Changes
   in Net Assets

34 Financial Highlights

37 Notes to Financial
   Statements

49 Officers & Trustees

52 Information & Services


2  Oppenheimer High Yield Fund

Dear shareholder,
--------------------------------------------------------------------------------

[PHOTO]

James C. Swain
Chairman
Oppenheimer
High Yield Fund

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
High Yield Fund

These have been very positive times for many American investors. The U.S. economy has continued to grow at a moderate pace, unemployment has fallen to its lowest level in 30 years and inflation has also fallen to a record low. In fact, long-term interest rates have fallen to their lowest level since the government began issuing 30-year Treasury bonds in 1977.

      What benefits does this provide to the average American? First, when unemployment levels are low, many individuals tend to feel a greater sense of job security and can command higher wages because there are fewer unemployed workers vying for their jobs. Second, many homeowners are opting to refinance their existing home mortgage loans and take advantage of lower financing rates. And third, because wages are increasing faster than the rate of inflation, a paycheck may stretch further and investors, as consumers, are able to enjoy a higher level of disposable income. This extra income can be put to use in many ways, including allocating more money to investment opportunities.

      Some industry analysts have tempered such positive news by suggesting that if the rate of inflation falls any lower, it might actually trigger a period of deflation, where we see the prices of American goods and services decline. While lower prices may sound like positive news, in reality it isn't: When prices fall too low, it erodes the value of those goods to the producer. That is, when economic conditions force a decrease in the price of goods, companies have to sell more of those items in order to make the same amount of profit, which translates into greater difficulties for corporations to improve their bottom lines.

      At OppenheimerFunds, we do not believe we will see a period of deflation in the United States. The fundamental factors that have driven the U.S. market still appear to be in place: an economy that's in its eighth year of expansion with moderate growth, low unemployment, virtually no inflation and low interest rates. However, because of economic uncertainties in other parts of the world, particularly Asia, we expect to see slower growth for stocks in 1998 and a year in which double-digit returns from the equity markets are unlikely. It's also possible that we may continue to see investors favor the fixed, more secure interest payments offered from the bond markets.

      In closing, we'd like to reassure you that as professional money managers, we continue to keep a watchful eye on these situations and are closely monitoring your fund's investments. In times like these, your financial advisor can be of invaluable assistance to you in helping review your financial plan and guide your investments accordingly.

      Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.


/s/ James C. Swain                  /s/ Bridget A. Macaskill

James C. Swain                      Bridget A. Macaskill
January 23, 1998


3  Oppenheimer High Yield Fund

Performance update
--------------------------------------------------------------------------------

------------------------------------
 Avg Annual Total Returns
------------------------------------

For the Period Ended 12/31/97(1)

Class A
 1 year   5 year  10 year
------------------------------------
 6.61%    10.54%  10.52%
------------------------------------

Class B
                  Since
 1 year   5 year  Inception
------------------------------------
 6.01%    N/A     9.47%
------------------------------------

Class C
                  Since
 1 year   5 year  Inception
------------------------------------
 10.00%   N/A     12.28%
------------------------------------

Class Y
                  Cumulative
                  Since
 1 year   5 year  Inception
------------------------------------
 N/A      N/A     0.78%
------------------------------------

------------------------------------
 Cumulative Total Return
------------------------------------

For the Period Ended 12/31/97(1)

Class A
 5 year
------------------------------------
 65.01%           $16,501(3)
------------------------------------

Oppenheimer High Yield Fund's Class A shares were ranked ***** among 1,371 (3-year), 771 (5-year) and 323 (10-year) fixed-income funds for the periods ended December 31, 1997 by Morningstar Mutual Funds.(2)

Growth of $10,000
Over five years
(without sales charges)

[The following table was represented as a mountain graph in the printed material.]

                            Oppenheimer High Yield A
                      Unit Value Base: Q4 92 = $10,000.00

          Q1                Q2                Q3                Q4
92            --                --                --        $10,000.00
93    $10,673.85        $11,189.73        $11,420.13        $12,057.43
94    $11,900.18        $11,891.58        $11,988.20        $11,772.93
95    $12,150.04        $12,734.24        $13,110.56        $13,546.84
96    $14,031.11        $14,293.98        $14,927.99        $15,478.26
97    $15,467.24        $16,166.78        $16,985.48        $17,324.22

                           ML High Yield Mst (JOAO)ST
                      Unit Value Base: Q4 92 = $10,000.00

          Q1                Q2                Q3                Q4
92            --                --                --        $10,000.00
93    $10,621.19        $11,045.15        $11,325.84        $11,718.38
94    $11,501.55        $11,358.33        $11,523.37        $11,581.76
95    $12,280.43        $13,059.61        $13,441.11        $13,887.95
96    $14,090.13        $14,283.48        $14,840.68        $15,424.44
97    $15,586.05        $16,325.95        $16,964.92        $17,402.74

(1.) Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 7/28/78. The Fund's maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 5/3/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 11/1/95. Class Y shares were first publicly offered on 10/15/97 and are not available for sale to individual shareholders. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

(2.) Source: Morningstar Mutual Funds, 12/31/97. Morningstar, Inc. ranks mutual funds in broad investment classes, based on risk-adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Overall star ranking is the combined 3-, 5- and 10-year rankings for a fund or class and is subject to change monthly. Top 10% are 5 stars, next 22.5% are 4 stars, middle 35% are 3 stars, next 22.5% are 2 stars and bottom 10% are 1 star. Past performance does not guarantee future results.


4  Oppenheimer High Yield Fund

Portfolio review
--------------------------------------------------------------------------------

Credit Allocation(4)

[The following information was represented as a pie chart in the printed material]

o Treasury Agency       0.6%
o AAA/AA                4.4
o A/BBB                 6.0
o BB/B                 77.9
o CCC/C                 2.5
o Other                 8.6

Oppenheimer High Yield Fund is for investors looking for high income potential and diversification for their portfolio.

What We Look For

o Strong management willing to make tough decisions.
o Industries that are currently undervalued or are trading relatively "cheap."
o Improving or expanding businesses in industries with room for growth.
o Changes in the business cycle that might affect corporate profits.

Corporate Bonds & Notes Sector Breakdown(5)
--------------------------------------------------------------------------------
Technology        16.3%              Other                  4.0%
--------------------------------------------------------------------------------
Consumer Related  11.9               Retail                 3.7
--------------------------------------------------------------------------------
Media             10.2               Transportation         2.8
--------------------------------------------------------------------------------
Manufacturing      7.6               Housing Related        2.0
--------------------------------------------------------------------------------
Basic Industry     6.8               Financial Services     2.0
--------------------------------------------------------------------------------
Energy             6.2               Utilities              0.9
--------------------------------------------------------------------------------

(3.) Results of a hypothetical $10,000 investment in Class A shares on December 31, 1992. The Merrill Lynch High Yield Bond Master Index is an unmanaged index including reinvestment of income, and cannot be purchased directly by investors. Past performance does not guarantee future results.

(4.) Pie chart is based on total market value of investments as of December 31, 1997 and is subject to change. Average credit quality and ratings allocations include rated securities and those not rated by a national rating organization (currently 12.4% of total investments) but to which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category. Under normal market conditions, the Fund invests at least 65% of its assets in high yield, lower rated fixed-income securities commonly known as "junk bonds." Securities rated below investment-grade carry a greater risk of default. While the Fund has generally invested under 15% of its assets in foreign securities, which are subject to exchange rate and political uncertainties, it is not restricted to any amount by prospectus.

(5.) Portfolio data is as of December 31, 1997. Portfolio data is based on net assets and is subject to change.


5  Oppenheimer High Yield Fund

An interview with your Fund's managers
--------------------------------------------------------------------------------

How has the Fund performed during the six-month period ended December 31, 1997?

In the short term, the turmoil in Asia had an adverse impact on the high-yield market in the United States as investors became less willing to assume risk. Nevertheless, Oppenheimer High Yield Fund continued to post attractive returns over the period with the Fund's Class A shares generating a total return of 7.16%(1) for the six-month period, and a standardized yield of 7.36%, for the 30 days ended December 31, 1997.(2)

Now that we've had a few months to analyze the Asian crisis, what is its longer-term impact on the U.S. economy and domestic high-yield bonds?

Although the immediate impact was negative, we believe that the developments in Asia may actually benefit our market by lengthening the U.S. business cycle. You may recall that in early 1997 the economy was growing at an unsustainably strong pace. As a result, the Federal Reserve Board raised short-term interest rates with a view towards trying to moderate growth. Although the economy slowed somewhat, it's very typical for the Fed to make several consecutive moves, either to hike interest rates to try to slow the economy or lower rates in order to stimulate it. After the Fed action in March 1997, we expected another hike at some point in late summer because without it the economy might have experienced unsustainably strong growth.

      However, the events in Asia have done the work that the Fed would have done. The currency devaluations and the slowing economies in that region of the world will

------------------------
"By and large,
Latin America's
economies
are stronger
and more
diversified than
Asia's markets."

(1.) Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges had been taken into account.

(2.) Standardized yield is based on net investment income calculated for the 30-day period ended 12/31/97. Falling net asset values tend to artificially raise yields.


6  Oppenheimer High Yield Fund

[PHOTO]

Portfolio Management
Team (l to r)
Ralph Stellmacher
(Fund Manager)
Scott Scharer

constrain our ability to export there, dampening our economy. Asia's newly sluggish business environment will cut their demand for imported products, which they would have difficulty buying with their weakened currency. Typically, most business cycles end due to Federal Reserve policy or because of sudden shocks, such as the Persian Gulf War. The turmoil in Asia isn't likely to cause a recession in the United States, but the crisis is significant enough to slow economic growth.

How has the Fund responded?

We view these developments as a significant opportunity. The Asian crisis caused what is referred to as a "contagion" effect. That is, bonds with some credit risk, like emerging market bonds, were suddenly viewed as even more risky. Yields on emerging market bonds throughout the world have risen substantially in relation to U.S. Treasury bonds, so we've increased our exposure to emerging markets.(3)

Why add to the Fund's emerging markets exposure now?

Many of these bonds offer only moderate risk and are actually BB credits, such as government bonds issued by Venezuela, Brazil and Argentina. Our view is that the events in the Pacific Rim will not have a long-term negative impact on Latin America, because Latin America's economies are stronger and in large part unrelated to Asia's markets.

(3.) The Fund may invest without limit in below-investment-grade securities which carry a greater risk that the issuer may default on principal or interest payments.


7  Oppenheimer High Yield Fund

An interview with your Fund's managers
--------------------------------------------------------------------------------

What would be an example of the portfolio's U.S. strategy?

Prior to this six-month period, we had been concentrating very heavily in high-B, low-BB rated corporate bonds. Now, we are beginning to come down into the mid- and low-B credits in such fields as diversified media, cable television and wireless technology. Many of these bonds are issued by fast-growing companies that are very early in their business development. Consequently, they don't have strong current cash flow. With the U.S. business cycle extended, we think that there is more time for these companies to develop favorably, and so we've become more comfortable investing in them.(3)

      Additionally, there is continuing consolidation in many industries that issue high-yield debt. High-grade companies acquire below-investment-grade companies and, overnight, a junk bond can become an investment-grade credit.

What other strategies are being employed?

We've increased the interest-rate sensitivity of the portfolio. Early in 1997, we were concerned about the economy growing too quickly, and the likelihood that the Fed would make yet another move to raise interest rates. Now that we're expecting economic growth to moderate, we believe the Fed isn't going to be put in a position of having to raise short-term interest rates in the very near term. Our thought has been that long-term interest rates will decline, which in fact they have. So, we are buying bonds that have a greater sensitivity to general moves in interest rates. Our goal is to capitalize on the decline in yields that we have seen thus far and that we anticipate in the near future.

------------------------
"Our goal is to
capitalize on the
decline in yields
that we have seen
thus far..."


8  Oppenheimer High Yield Fund

Did any of your investments disappoint you?

Generally, we've been fortunate and haven't had any defaults. The portfolio is also widely diversified, which tends to cushion the Fund against adverse developments in any given security. However, we try to anticipate problems before they become significant.

      For example, we are reducing our exposure to some of the more industrial commodity-linked companies that we feel will be directly impacted by the events of Asia. For instance, Asian companies have built very large manufacturing facilities over the past 18-24 months in the paper sector. However, since Asian economic growth has declined, the need for that added paper will be reduced over the next 12-18 months. These companies will try to take advantage of their low currency relative to other global currencies to export that product onto world markets. That's going to have an impact on the supply/demand balance for certain grades of paper here in the U.S. As a result, we immediately reduced our exposure to paper-related credits in the portfolio.

What is your outlook for 1998?

Because the business cycle has been extended, companies will have more time to improve the quality of their balance sheets, and eventually the market will perceive these companies as better credits. As a result, we believe that high-yield bond returns will remain attractive over the next 9 to 12 months. We are optimistic that Oppenheimer High Yield Fund will be able to take advantage of the opportunities these developments will create.

------------------
"...and the
decline in
yields we
anticipate in the
near future."


9  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Statement of Investments December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Face              Market Value
                                                                        Amount(1)         See Note 1
========================================================================================================
Mortgage-Backed Obligations--4.9%
--------------------------------------------------------------------------------------------------------
Government Agency--0.6%
--------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--0.6%
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 177:
Cl. A, 12.86%-12.88%, 7/1/26(2)                                         $     19,171,251  $    5,604,596
Cl. B, 10.05%, 7/1/26(2)                                                      13,318,489       3,893,577
                                                                                          --------------
                                                                                               9,498,173

--------------------------------------------------------------------------------------------------------
Private--4.3%
--------------------------------------------------------------------------------------------------------
Commercial--3.6%
Amresco Commercial Mortgage Funding I Corp., Multiclass Mtg
Pass-Through Certificates, Series 1997-C1:
Cl. E, 7%, 6/17/29(4)                                                            840,000         776,475
Cl. H, 7%, 6/17/29(4)                                                            840,000         751,013
--------------------------------------------------------------------------------------------------------
Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates:
Series 1997-D4, Cl. B1, 7.525%, 4/14/29(3)                                     2,250,000       2,228,906
Series 1997-D4, Cl. B2, 7.525%, 4/14/29(3)                                     3,750,000       3,622,852
Series 1997-D4, Cl. B3, 7.525%, 4/14/29(3)                                     1,500,000       1,390,078
Series 1997-D5, Cl. B2, 6.93%, 2/14/41                                         7,400,000       6,627,625
--------------------------------------------------------------------------------------------------------
CBA Mortgage Corp., Mtg. Pass-Through Certificates,
Series 1993-C1, Cl. E, 7.76%, 12/25/03(3)                                      1,452,000       1,467,536
--------------------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
Certificates, Series 1997-C2, Cl. F, 7.46%, 1/17/35                            3,500,000       3,286,719
--------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp.:
Collateralized Mtg. Obligations, Series 1997-C2, Cl. F, 6.75%, 4/16/29         3,000,000       2,571,562
Interest-Only Stripped Mtg.-Backed Security, Series 1997-C1,
Cl. X, 8.78%, 7/15/27(2)                                                      77,700,000       7,818,562
--------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg
Pass-Through Certificates:
Series 1996-C1, Cl. E, 7.51%, 2/15/28(3)(4)                                    5,362,000       5,124,899
Series 1997-RR, Cl. D, 7.74%, 4/30/39                                          5,000,000       4,825,000
Series 1997-RR, Cl. F, 7.74%, 4/30/39                                          8,000,000       6,270,000
Series 1997-XL1, Cl. G, 7.695%, 10/3/30(3)                                     2,800,000       2,728,250
--------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
Series 1994-C2, Cl. E, 8%, 4/25/25                                             2,530,992       2,554,072
Series 1995-C1, Cl. F, 6.90%, 2/25/27                                          1,920,519       1,810,377
--------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series 1996-C1, Cl. E,
9.187%, 1/20/06                                                                2,496,000       2,624,700
--------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Commercial Mtg
Pass-Through Certificates, Series 1997-LLI, Cl. F, 7.30%, 4/12/12(4)           7,000,000       6,503,438
                                                                                          --------------
                                                                                              62,982,064


                        10   Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                        Face              Market Value
                                                                        Amount(1)         See Note 1
--------------------------------------------------------------------------------------------------------
Multi-Family--0.1%
Mortgage Capital Funding, Inc., Commercial Mtg.
Pass-Through Certificates, Series 1997-MC1, Cl. F, 7.452%, 5/20/07(4)   $      1,400,000  $    1,333,500

--------------------------------------------------------------------------------------------------------
Residential--0.7%
CS First Boston Mortgage Securities Corp., Mtg.
Pass-Through Certificates:
Series 1997-C1, Cl. F, 7.50%, 6/20/13(4)                                       1,400,000       1,358,000
Series 1997-C1, Cl. G, 7.50%, 6/20/14(4)                                       1,900,000       1,756,930
Series 1997-C1, Cl. H, 7.50%, 8/20/14(4)                                       1,400,000       1,105,440
Series 1997-C2, Cl. H, 7.46%, 1/17/35                                          1,500,000       1,199,531
--------------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg.
Pass-Through Certificates, Series 1997-CHL1, 8.116%, 2/25/11(3)(4)             4,500,000       3,830,850
--------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg.
Pass-Through Certificates, Series 1997-HF1, Cl. F, 6.86%, 2/15/10(4)           1,960,000       1,786,050
                                                                                          --------------
                                                                                              11,036,801
                                                                                          --------------
Total Mortgage-Backed Obligations (Cost $83,189,922)                                          84,850,538

========================================================================================================
Foreign Government Obligations--2.5%
--------------------------------------------------------------------------------------------------------
France (Government of) Treasury Bills, 4%, 1/12/00(FRF)                       96,400,000      15,950,592
--------------------------------------------------------------------------------------------------------
Hashemite (Kingdom of Jordan) Bonds, Series DEF,
4.945%, 12/23/23(5)                                                            1,000,000         690,000
--------------------------------------------------------------------------------------------------------
Ivory Coast (Government of) Past Due Interest Bonds,
12/29/49(6)                                                                    4,930,000       1,947,350
--------------------------------------------------------------------------------------------------------
Nigeria (Federal Republic of) Promissory Nts.,
Series RC, 5.092%, 1/5/10                                                      1,074,169         759,156
--------------------------------------------------------------------------------------------------------
Pakistan (Republic of):
Bonds, 9.856%, 5/30/00(3)                                                        820,000         789,250
Debs., 11.50%, 12/22/99                                                          321,000         321,803
--------------------------------------------------------------------------------------------------------
Pera Financial Services Sec. Nts., 9.375%, 10/15/02(7)                         1,445,000       1,331,206
--------------------------------------------------------------------------------------------------------
Perusahaan Listr, 17%, 8/21/01(IDR)                                        1,000,000,000         152,830
--------------------------------------------------------------------------------------------------------
PT Hutama Karya Medium-Term Nts., Zero Coupon,
27.053%, 3/17/98(8)(IDR)                                                   4,000,000,000         672,603
--------------------------------------------------------------------------------------------------------
Turkey (Republic of) Treasury Bills, Zero Coupon,
101.517%, 3/18/98(8)(TRL)                                                378,000,000,000       1,503,632
--------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Front-Loaded Interest
Reduction Bonds, Series A, 6.75%, 3/31/07(3)                                     904,760         814,284
--------------------------------------------------------------------------------------------------------
Argentina (Republic of) Unsec. Unsub. Medium-Term Nts.,
8.75%, 7/10/02(ARP)                                                            1,080,000         937,072
--------------------------------------------------------------------------------------------------------
Ecuador (Republic of):
Disc. Bonds, 6.688%, 2/28/25(3)                                                2,680,000       2,023,400
Past Due Interest Bonds, 6.688%, 2/27/15(3)                                      481,166         315,164
--------------------------------------------------------------------------------------------------------
Hashemite (Kingdom of Jordan) Disc. Bonds, 6.875%, 12/23/23(3)                 3,500,000       2,919,219
--------------------------------------------------------------------------------------------------------
Peru (Republic of) Front-Loaded Interest Reduction Bonds,
3.25%, 3/7/17(3)                                                               2,200,000       1,303,500


                         11  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                        Face              Market Value
                                                                        Amount(1)         See Note 1
--------------------------------------------------------------------------------------------------------
Foreign Government Obligations  (continued)
South Africa (Republic of) Bonds:
Series 150, 12%, 2/28/05ZAR                                             $     14,996,020  $    2,845,559
Series 162, 12.50%, 1/15/02ZAR                                                 8,006,120       1,582,422
Series 175, 9%, 10/15/02ZAR                                                   12,488,430       2,137,732
--------------------------------------------------------------------------------------------------------
Turkey (Republic of) Treasury Bills, Zero Coupon,
93.92%, 3/4/98(8)TRL                                                     981,733,500,000       3,965,067
--------------------------------------------------------------------------------------------------------
Venezuela (Republic of):
Bonds, 9.25%, 9/15/27                                                            485,000         435,773
Disc. Bonds, Series DL, 6.75%, 12/18/07(3)                                       476,190         428,273
                                                                                          --------------
Total Foreign Government Obligations (Cost $45,460,203)                                       43,825,887

========================================================================================================
Loan Participations--0.3%
--------------------------------------------------------------------------------------------------------
Algeria (Republic of) Reprofiled Debt Loan Participation,
Tranche A, 7%, 9/4/06(3)                                                       3,850,000       3,157,000
--------------------------------------------------------------------------------------------------------
Morocco (Kingdom of) Loan Participation Agreement,
Tranche A, 6.656%, 1/1/09(3)                                                     440,000         380,119
--------------------------------------------------------------------------------------------------------
Russian (Government of) Principal Loans Debs.,
6.719%, 6/2/98(3)(4)(6)                                                        1,225,000         757,969
                                                                                          --------------
Total Loan Participations (Cost $4,252,762)                                                    4,295,088

========================================================================================================
Corporate Bonds and Notes--74.4%
--------------------------------------------------------------------------------------------------------
Basic Industry--6.8%
--------------------------------------------------------------------------------------------------------
Chemicals--2.8%
ClimaChem, Inc., 10.75% Gtd. Sr. Unsec. Nts., 12/1/07(7)                       2,600,000       2,691,000
--------------------------------------------------------------------------------------------------------
ICO, Inc., 10.375% Sr. Nts., 6/1/07                                            1,400,000       1,508,500
--------------------------------------------------------------------------------------------------------
ISP Holdings, Inc., 9% Sr. Nts., Series B, 10/15/03                            5,470,000       5,695,637
--------------------------------------------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., 9/15/07(7)                      4,335,000       4,291,650
--------------------------------------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03(9)                        11,325,000      12,599,062
--------------------------------------------------------------------------------------------------------
PCI Chemicals Canada, Inc., 9.25% Sr. Nts., 10/15/07(7)                        1,950,000       1,930,500
--------------------------------------------------------------------------------------------------------
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07                    3,245,000       3,285,562
--------------------------------------------------------------------------------------------------------
Sovereign Specialty Chemicals, Inc., 9.50% Sr. Sub. Nts., 8/1/07(7)            7,145,000       7,359,350
--------------------------------------------------------------------------------------------------------
Sterling Chemicals Holdings, Inc., 0%/13.50% Sr. Disc. Nts., 8/15/08(10)       8,245,000       5,070,675
--------------------------------------------------------------------------------------------------------
Sterling Chemicals, Inc.:
11.25% Sr. Sub. Nts., 4/1/07                                                   1,945,000       1,954,725
11.75% Sr. Unsec. Sub. Nts., 8/15/06(9)                                        2,210,000       2,265,250
                                                                                          --------------
                                                                                              48,651,911

--------------------------------------------------------------------------------------------------------
Containers--0.5%
Consumers International, Inc., 10.25% Sr. Sec. Nts., 4/1/05(4)                 2,700,000       2,970,000
--------------------------------------------------------------------------------------------------------
U.S. Can Corp., 10.125% Sr. Sub. Nts., Series B, 10/15/06                      4,750,000       5,058,750
                                                                                          --------------
                                                                                               8,028,750


                         12  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                        Face              Market Value
                                                                        Amount(1)         See Note 1
--------------------------------------------------------------------------------------------------------
Metals/Mining--1.0%
Centaur Mining & Exploration Ltd., 11% Gtd. Sr. Nts., 12/1/07(4)        $      5,025,000  $    5,062,687
--------------------------------------------------------------------------------------------------------
Metallurg, Inc., 11% Sr. Nts., 12/1/07(7)                                     11,730,000      12,081,900
                                                                                          --------------
                                                                                              17,144,587

--------------------------------------------------------------------------------------------------------
Paper--1.3%
Four M Corp., 12% Sr. Nts., Series B, 6/1/06(4)                                  645,000         686,925
--------------------------------------------------------------------------------------------------------
Riverwood International Corp.:
10.625% Sr. Unsec. Nts., 8/1/07                                                4,440,000       4,528,800
10.875% Sr. Sub. Nts., 4/1/08                                                  2,830,000       2,738,025
--------------------------------------------------------------------------------------------------------
SD Warren Co., 12% Sr. Sub. Nts., Series B, 12/15/04                           6,450,000       7,191,750
--------------------------------------------------------------------------------------------------------
U.S. Timberlands Co. LP, 9.625% Sr. Nts., 11/15/07                             7,590,000       7,893,600
                                                                                          --------------
                                                                                              23,039,100

--------------------------------------------------------------------------------------------------------
Steel--1.2%
Algoma Steel, Inc., 12.375% First Mtg. Nts., 7/15/05                          10,295,000      11,942,200
--------------------------------------------------------------------------------------------------------
Bar Technologies, Inc., 13.50% Sr. Sec. Nts., 4/1/01                           4,930,000       5,386,025
--------------------------------------------------------------------------------------------------------
Keystone Consolidated Industries, Inc., 9.625% Sr. Nts., 8/1/07(7)               825,000         832,219
--------------------------------------------------------------------------------------------------------
Republic Engineered Steels, Inc., 9.875% First Mtg. Nts., 12/15/01             2,990,000       2,885,350
                                                                                          --------------
                                                                                              21,045,794

--------------------------------------------------------------------------------------------------------
Consumer Related--11.9%
--------------------------------------------------------------------------------------------------------
Consumer Products--1.8%
Coleman Escrow Corp., Zero Coupon Sr. First Priority Disc. Nts.,
10.981%, 5/15/01(8)                                                            6,935,000       4,629,112
--------------------------------------------------------------------------------------------------------
Dyersburg Corp., 9.75% Sr. Unsec. Sub. Nts., 9/1/07                            1,615,000       1,695,750
--------------------------------------------------------------------------------------------------------
Holmes Products Corp., 9.875% Gtd. Nts., 11/15/07(7)                           3,240,000       3,312,900
--------------------------------------------------------------------------------------------------------
Icon Health & Fitness, Inc., 13% Sr. Sub. Nts., Series B, 7/15/02                510,000         572,475
--------------------------------------------------------------------------------------------------------
Revlon Worldwide Corp., Zero Coupon Sr. Sec. Disc. Nts.,
11.299%, 3/15/01(8)                                                           10,140,000       7,047,300
--------------------------------------------------------------------------------------------------------
Samsonite Corp., 11.125% Sr. Sub. Nts., 7/15/05                               10,085,000      11,345,625
--------------------------------------------------------------------------------------------------------
TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(4)                     2,695,000       3,247,475
                                                                                          --------------
                                                                                              31,850,637

--------------------------------------------------------------------------------------------------------
Food/Beverages/Tobacco--1.9%
CFP Holdings, Inc., 11.625% Gtd. Sr. Nts., Series B, 1/15/04                   1,340,000       1,346,700
--------------------------------------------------------------------------------------------------------
Consolidated Cigar Corp., 10.50% Sr. Sub. Nts., 3/1/03                         2,000,000       2,085,000
--------------------------------------------------------------------------------------------------------
Cott Corp., 9.375% Sr. Nts., 7/1/05                                           10,015,000      10,465,675
--------------------------------------------------------------------------------------------------------
Del Monte Foods Co., 0%/12.50% Sr. Disc. Nts., 12/15/07(7)(10)                 5,000,000       2,887,500
--------------------------------------------------------------------------------------------------------
International Home Foods, Inc., 10.375% Sr. Sub. Nts., 11/1/06                 6,845,000       7,546,612
--------------------------------------------------------------------------------------------------------
Sparkling Spring Water Group Ltd., 11.50% Sr. Sub. Nts., 11/15/07(7)           6,875,000       7,115,625
--------------------------------------------------------------------------------------------------------
Windy Hill Pet Food, Inc., 9.75% Sr. Sub. Nts., 5/15/07                        1,940,000       1,988,500
                                                                                          --------------
                                                                                              33,435,612


                         13  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                        Face              Market Value
                                                                        Amount(1)         See Note 1
--------------------------------------------------------------------------------------------------------
Healthcare--1.2%
Genesis Health Ventures, Inc., 9.25% Sr. Sub. Nts., 10/1/06             $      1,000,000  $    1,023,750
--------------------------------------------------------------------------------------------------------
Integrated Health Services, Inc.:
10.25% Sr. Sub. Nts., 4/30/06                                                  5,330,000       5,676,450
9.50% Sr. Sub. Nts., 9/15/07(7)                                                9,805,000      10,099,150
--------------------------------------------------------------------------------------------------------
Kinetics Concepts, Inc., 9.625% Sr. Sub. Nts., 11/1/07(7)                         85,000          86,806
--------------------------------------------------------------------------------------------------------
Mariner Health Group, Inc., 9.50% Sr. Sub. Nts., Series B, 4/1/06(4)           1,000,000       1,040,000
--------------------------------------------------------------------------------------------------------
Sun Healthcare Group, Inc., 9.50% Sr. Sub. Nts., 7/1/07(7)                     2,940,000       3,028,200
                                                                                          --------------
                                                                                              20,954,356

--------------------------------------------------------------------------------------------------------
Hotel/Gaming--4.7%
Arizona Charlie's, Inc., 12% First Mtg. Nts., Series B, 11/15/00(4)(11)        2,750,000       1,409,375
--------------------------------------------------------------------------------------------------------
Boyd Gaming Corp., 9.50% Sr. Unsec. Sub. Nts., 7/15/07                           980,000       1,031,450
--------------------------------------------------------------------------------------------------------
Capital Gaming International, Inc., Promissory Nts., 8/1/95(11)                   22,500              --
--------------------------------------------------------------------------------------------------------
Capitol Queen & Casino, Inc., 12% First Mtg. Nts.,
Series A, 11/15/00(4)(11)                                                      1,000,000         142,500
--------------------------------------------------------------------------------------------------------
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07                                4,000,000       4,140,000
--------------------------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts.,
Series B, 8/15/03                                                              3,840,000       3,705,600
--------------------------------------------------------------------------------------------------------
Empress River Casino Finance Corp., 10.75% Gtd. Sr. Nts., 4/1/02               8,070,000       8,715,600
--------------------------------------------------------------------------------------------------------
Grand Casinos, Inc., 10.125% Gtd. First Mtg. Nts., 12/1/03                    12,845,000      13,872,600
--------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                           11,355,000      11,951,137
--------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority (Connecticut), 13.50% Sr. Sec. Nts.,
Series B, 11/15/02                                                             5,085,000       6,534,225
--------------------------------------------------------------------------------------------------------
Rio Hotel & Casino, Inc.:
10.625% Sr. Sub. Nts., 7/15/05                                                 1,900,000       2,061,500
9.50% Gtd. Sr. Sub. Nts., 4/15/07                                              5,015,000       5,328,437
--------------------------------------------------------------------------------------------------------
Showboat Marina Casino Partnership/Showboat Marina
Finance Corp., 13.50% First Mtg. Nts., Series B, 3/15/03                       7,585,000       9,139,925
--------------------------------------------------------------------------------------------------------
Signature Resorts, Inc., 9.75% Sr. Sub. Nts., 10/1/07(7)                       6,495,000       6,527,475
--------------------------------------------------------------------------------------------------------
Station Casinos, Inc.:
10.125% Sr. Sub. Nts., 3/15/06                                                 6,444,000       6,830,640
9.625% Sr. Sub. Nts., 6/1/03                                                     600,000         621,000
--------------------------------------------------------------------------------------------------------
Venetian Casino Resort LLC/Las Vegas Sands, Inc.,
12.25% Mtg. Nts., 11/15/04(7)                                                  6,500,000       6,540,625
                                                                                          --------------
                                                                                              88,552,089

--------------------------------------------------------------------------------------------------------
Restaurants--0.9%
Ameriking, Inc., 10.75% Sr. Nts., 12/1/06                                      5,730,000       6,045,150
--------------------------------------------------------------------------------------------------------
Carrols Corp., 11.50% Sr. Nts., 8/15/03                                        7,840,000       8,349,600
--------------------------------------------------------------------------------------------------------
Foodmaker, Inc., 9.75% Sr. Sub. Nts., 6/1/02                                     710,000         733,075
                                                                                          --------------
                                                                                              15,127,825


                         14  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                        Face              Market Value
                                                                        Amount(1)         See Note 1
--------------------------------------------------------------------------------------------------------
Textile/Apparel--1.0%
CMI Industries, Inc., 9.50% Sr. Sub. Nts., 10/1/03(4)                   $      1,450,000  $    1,431,875
--------------------------------------------------------------------------------------------------------
Consoltex Group, Inc., 11% Gtd. Sr. Sub. Nts., Series B, 10/1/03(4)            5,600,000       5,936,000
--------------------------------------------------------------------------------------------------------
Dan River, Inc., 10.125% Sr. Sub. Nts., 12/15/03                               2,725,000       2,925,969
--------------------------------------------------------------------------------------------------------
Pope, Evans & Robbins, Inc., 7% Sr. Nts., 5/15/98(4)(11)(12)(14)               5,955,189          37,220
--------------------------------------------------------------------------------------------------------
PT Polysindo Eka Perkasa, 13% Gtd. Nts., 6/15/01                                 690,000         643,425
--------------------------------------------------------------------------------------------------------
Tultex Corp., 9.625% Sr. Unsec. Nts., 4/15/07                                  3,475,000       3,475,000
--------------------------------------------------------------------------------------------------------
William Carter Co., 10.375% Sr. Sub. Nts., Series A, 12/1/06                   3,475,000       3,666,125
                                                                                          --------------
                                                                                              18,115,614

--------------------------------------------------------------------------------------------------------
Energy--6.2%
--------------------------------------------------------------------------------------------------------
Belden & Blake Corp., 9.875% Sr. Sub. Nts., 6/15/07                           12,935,000      13,129,025
--------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp., 9.125% Sr. Unsec. Nts., 4/15/06                       8,720,000       9,003,400
--------------------------------------------------------------------------------------------------------
Clark R&M, Inc.:
8.375% Sr. Nts., 11/15/07(7)                                                   2,550,000       2,572,312
8.875% Sr. Sub. Nts., 11/15/07(7)                                              6,300,000       6,394,500
--------------------------------------------------------------------------------------------------------
Clark USA, Inc., 10.875% Sr. Nts., Series B, 12/1/05                           3,175,000       3,476,625
--------------------------------------------------------------------------------------------------------
Dailey International, Inc., 9.75% Gtd. Sr. Unsec. Nts., 8/15/07(7)             2,520,000       2,658,600
--------------------------------------------------------------------------------------------------------
Energy Corp. of America, 9.50% Sr. Sub. Nts., Series A, 5/15/07                6,425,000       6,441,062
--------------------------------------------------------------------------------------------------------
Forcenergy, Inc.:
8.50% Sr. Sub. Nts., Series B, 2/15/07                                         8,095,000       8,236,662
9.50% Sr. Sub. Nts., 11/1/06                                                   3,345,000       3,562,425
--------------------------------------------------------------------------------------------------------
Gothic Energy Corp., 12.25% Sr. Nts., 9/1/04(4)                               12,000,000      12,600,000
--------------------------------------------------------------------------------------------------------
National Energy Group, Inc., 10.75% Sr. Nts., 11/1/06                          4,890,000       5,122,275
--------------------------------------------------------------------------------------------------------
Petroleum Heat & Power Co., Inc., 9.375% Sub. Debs., 2/1/06                   13,615,000      12,321,575
--------------------------------------------------------------------------------------------------------
Pogo Producing Co., 8.75% Sr. Sub. Nts., 5/15/07                               8,560,000       8,731,200
--------------------------------------------------------------------------------------------------------
Statia Terminals International/Statia Terminals (Canada), Inc.,
11.75% First Mtg. Nts., Series B, 11/15/03                                       925,000         980,500
--------------------------------------------------------------------------------------------------------
Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07                              10,185,000      10,414,162
--------------------------------------------------------------------------------------------------------
Wiser Oil Co., 9.50% Sr. Sub. Nts., 5/15/07                                    2,300,000       2,265,500
                                                                                          --------------
                                                                                             107,909,823

--------------------------------------------------------------------------------------------------------
Financial Services--2.0%
--------------------------------------------------------------------------------------------------------
Banks & Thrifts--0.2%
Bank Plus Corp., 12% Sr. Nts., 7/18/07                                            78,000          87,750
--------------------------------------------------------------------------------------------------------
First Nationwide Holdings, Inc.:
10.625% Sr. Sub. Nts., 10/1/03                                                 3,325,000       3,740,625
9.125% Sr. Sub. Nts., 1/15/03                                                    250,000         263,750
                                                                                          --------------
                                                                                               4,092,125


                         15  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                        Face              Market Value
                                                                        Amount(1)         See Note 1
--------------------------------------------------------------------------------------------------------
Diversified Financial--0.9%
Amresco, Inc., 10% Sr. Sub. Nts., Series 97-A, 3/15/04                  $      3,300,000  $    3,440,250
--------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02(4)                                      716,774         718,567
--------------------------------------------------------------------------------------------------------
Emergent Group, Inc., 10.75% Sr. Nts., 9/15/04                                 3,425,000       3,412,156
--------------------------------------------------------------------------------------------------------
Lomas Financial Corp., 9% Cv. Sr. Nts., 10/31/03(4)(11)                        8,802,000              --
--------------------------------------------------------------------------------------------------------
Metris Cos., Inc., 10% Sr. Nts., 11/1/04(7)                                    1,950,000       1,989,000
--------------------------------------------------------------------------------------------------------
Ocwen Financial Corp., 11.875% Nts., 10/1/03                                     350,000         396,375
--------------------------------------------------------------------------------------------------------
Parametric RE Ltd., 10.206% Nts., 11/15/07(3)(4)                               1,000,000       1,009,000
--------------------------------------------------------------------------------------------------------
Saul (B.F.) Real Estate Investment Trust, 11.625% Sr. Sec. Nts.,
Series B, 4/1/02                                                               1,700,000       1,827,500
--------------------------------------------------------------------------------------------------------
Veritas Capital Trust, 10% Gtd. Debs., 1/1/28(7)                               2,525,000       2,581,812
                                                                                          --------------
                                                                                              15,374,660

--------------------------------------------------------------------------------------------------------
Insurance--0.9%
Reliance Group Holdings, Inc., 9.75% Sr. Sub. Debs., 11/15/03(4)               3,400,000       3,604,000
--------------------------------------------------------------------------------------------------------
Residential Reinsurance, 11.447% Nts., 12/15/98(3)                             3,500,000       3,612,612
--------------------------------------------------------------------------------------------------------
Veritas Holdings, Inc., 9.625% Sr. Nts., 12/15/03                              7,460,000       7,982,200
                                                                                          --------------
                                                                                              15,198,812

--------------------------------------------------------------------------------------------------------
Housing Related--2.0%
--------------------------------------------------------------------------------------------------------
Building Materials--1.0%
Building Materials Corp. of America, 8.625% Sr. Nts.,
Series B, 12/15/06                                                             4,445,000       4,600,575
--------------------------------------------------------------------------------------------------------
Falcon Building Products, Inc., 9.50% Sr. Sub. Nts., 6/15/07                   3,320,000       3,461,100
--------------------------------------------------------------------------------------------------------
Nortek, Inc., 9.25% Sr. Nts., Series B, 3/15/07                                8,645,000       8,861,125
                                                                                          --------------
                                                                                              16,922,800

--------------------------------------------------------------------------------------------------------
Homebuilders/Real Estate--1.0%
Continental Homes Holding Corp., 10% Gtd. Unsec. Bonds,
4/15/06                                                                          590,000         646,050
--------------------------------------------------------------------------------------------------------
First Place Tower, Inc., Units (each unit consists of one
$10 principal amount of 8.50% cv. sub. debs., 12/15/15
and 40 common shares)(13)(CAD)                                                   880,730       2,307,962
--------------------------------------------------------------------------------------------------------
Greystone Homes, Inc., 10.75% Sr. Gtd. Nts., 3/1/04(4)                         1,940,000       2,124,300
--------------------------------------------------------------------------------------------------------
Hovnanian K. Enterprises, Inc., 11.25% Gtd. Sub. Nts., 4/15/02                   420,000         442,050
--------------------------------------------------------------------------------------------------------
Nortek, Inc., 9.125% Sr. Nts., Series B, 9/1/07                                9,040,000       9,220,800
--------------------------------------------------------------------------------------------------------
Standard Pacific Corp., 8.50% Sr. Nts., 6/15/07                                2,330,000       2,353,300
                                                                                          --------------
                                                                                              17,094,462


                         16  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                        Face              Market Value
                                                                        Amount(1)         See Note 1
--------------------------------------------------------------------------------------------------------
Manufacturing--7.6%
--------------------------------------------------------------------------------------------------------
Aerospace--2.9%
America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05                    $     13,275,000  $   14,270,625
--------------------------------------------------------------------------------------------------------
Amtran, Inc., 10.50% Sr. Nts., 8/1/04(7)                                       6,245,000       6,526,025
--------------------------------------------------------------------------------------------------------
Atlas Air, Inc.:
10.75% Sr. Nts., 8/1/05                                                          115,000         121,900
12.25% Pass-Through Certificates, 12/1/02                                      6,425,000       7,163,875
--------------------------------------------------------------------------------------------------------
Constellation Finance LLC, 9.80% Airline Receivable
Asset-Backed Nts., Series 1997-1, 1/1/01(4)                                    3,000,000       3,030,000
--------------------------------------------------------------------------------------------------------
Kitty Hawk, Inc., 9.95% Sr. Nts., 11/15/04(7)                                  6,100,000       6,161,000
--------------------------------------------------------------------------------------------------------
Pegasus Aircraft Lease Securitization Trust, 11.76% Sr. Nts.,
Cl. B, 6/15/04(4)                                                              2,450,332       2,528,008
--------------------------------------------------------------------------------------------------------
SC International Services, Inc., 9.25% Sr. Sub. Nts., 9/1/07(7)                1,345,000       1,398,800
--------------------------------------------------------------------------------------------------------
Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04(7)                  8,950,000       9,039,500
                                                                                          --------------
                                                                                              50,239,733

--------------------------------------------------------------------------------------------------------
Automotive--2.1%
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., 7/15/07(7)                   3,760,000       3,948,000
--------------------------------------------------------------------------------------------------------
Collins & Aikman Products Co., 11.50% Gtd. Sr. Sub. Nts., 4/15/06             10,970,000      12,396,100
--------------------------------------------------------------------------------------------------------
Delco Remy International, Inc., 8.625% Sr. Nts., 12/15/07                      1,125,000       1,146,094
--------------------------------------------------------------------------------------------------------
Hayes Wheels International, Inc.:
11% Sr. Sub. Nts., 7/15/06                                                     8,625,000       9,660,000
9.125% Sr. Sub. Nts., 7/15/07                                                  6,000,000       6,232,500
--------------------------------------------------------------------------------------------------------
Key Plastics, Inc., 10.25% Sr. Sub. Nts., Series B, 3/15/07                    2,845,000       3,037,037
                                                                                          --------------
                                                                                              36,419,731

--------------------------------------------------------------------------------------------------------
Capital Goods--2.6%
Burke Industries, Inc., 10% Sr. Nts., 8/15/07(7)                               2,150,000       2,219,875
--------------------------------------------------------------------------------------------------------
Clark-Schwebel, Inc., 12.50% Debs., 7/15/07(7)(14)                             1,931,748       2,076,629
--------------------------------------------------------------------------------------------------------
Communications & Power Industries, Inc., 12% Sr. Sub. Nts.,
Series B, 8/1/05                                                                 350,000         392,000
--------------------------------------------------------------------------------------------------------
Hydrochem Industrial Services, Inc., 10.375%
Sr. Sub. Nts., 8/1/07                                                          4,225,000       4,383,437
--------------------------------------------------------------------------------------------------------
Insilco Corp., 10.25% Unsec. Sr. Sub. Nts., 8/15/07(7)                         7,845,000       8,256,862
--------------------------------------------------------------------------------------------------------
International Wire Group, Inc., 11.75% Sr. Sub. Nts.,
Series B, 6/1/05                                                               6,055,000       6,660,500
--------------------------------------------------------------------------------------------------------
Park-Ohio Industries, Inc., 9.25% Sr. Sub. Nts., 12/1/07(7)                    3,900,000       4,012,125
--------------------------------------------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Sub. Nts., 7/1/07                                  2,240,000       2,245,600
--------------------------------------------------------------------------------------------------------
Roller Bearing Co. of America, Inc., 9.625%
Gtd. Sr. Sub. Nts., 6/15/07(4)                                                 4,480,000       4,536,000
--------------------------------------------------------------------------------------------------------
Synthetic Industries, Inc., 9.25% Sr. Sub. Nts., 2/15/07                       1,820,000       1,929,200
--------------------------------------------------------------------------------------------------------
Titan Wheel International, Inc., 8.75% Sr. Sub. Nts., 4/1/07                   5,900,000       6,209,750
--------------------------------------------------------------------------------------------------------
Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03(4)                          2,800,000       2,926,000
                                                                                          --------------
                                                                                              45,847,978


                         17  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                        Face              Market Value
                                                                        Amount(1)         See Note 1
--------------------------------------------------------------------------------------------------------
Media--10.2%
--------------------------------------------------------------------------------------------------------
Broadcasting--3.3%
Capstar Broadcasting Partners, Inc., 9.25% Sr. Sub. Nts., 7/1/07        $      2,660,000  $    2,733,150
--------------------------------------------------------------------------------------------------------
Chancellor Radio Broadcasting Co.:
8.125% Sr. Sub. Nts., 12/15/07(7)                                              5,600,000       5,509,000
8.75% Sr. Sub. Nts., 6/15/07                                                   4,900,000       5,010,250
--------------------------------------------------------------------------------------------------------
Jacor Communications Co.:
8.75% Gtd. Sr. Sub. Nts., 6/15/07(7)                                           5,765,000       5,894,712
9.75% Gtd. Sr. Unsec. Sub. Nts., 12/15/06                                        250,000         267,187
--------------------------------------------------------------------------------------------------------
Radio One, Inc., 7% Sr. Sub. Nts., Series B, 5/15/04(5)                        1,800,000       1,791,000
--------------------------------------------------------------------------------------------------------
SFX Broadcasting, Inc., 10.75% Sr. Sub. Nts., Series B, 5/15/06                3,165,000       3,481,500
--------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
8.75% Sr. Sub. Nts., 12/15/07                                                  2,500,000       2,512,500
9% Gtd. Sr. Sub. Nts., 7/15/07                                                 8,700,000       8,917,500
10% Sr. Sub. Nts., 9/30/05                                                     5,975,000       6,318,563
--------------------------------------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc.:
11% Sr. Nts., 3/15/04                                                          1,520,000       1,679,600
12.50% Sr. Nts., 6/15/02                                                         700,000         803,250
--------------------------------------------------------------------------------------------------------
Young Broadcasting, Inc.:
8.75% Sr. Sub. Debs., 6/15/07                                                  8,250,000       8,208,750
9% Sr. Sub. Nts., Series B, 1/15/06                                            3,500,000       3,517,500
                                                                                          --------------
                                                                                              56,644,462

--------------------------------------------------------------------------------------------------------
Cable Television--3.6%
Adelphia Communications Corp.:
9.25% Sr. Nts., 10/1/02                                                        5,500,000       5,637,500
9.875% Sr. Nts., Series B, 3/1/07                                              5,260,000       5,588,750
--------------------------------------------------------------------------------------------------------
Cablevision Systems Corp.:
9.875% Sr. Sub. Debs., 2/15/13(9)                                                600,000         664,500
9.875% Sr. Sub. Debs., 4/1/23                                                  2,050,000       2,265,250
9.875% Sr. Sub. Nts., 5/15/06(9)                                               3,400,000       3,748,500
--------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 12.50% Gtd. Nts., 7/1/02                                  10,410,000      11,294,850
--------------------------------------------------------------------------------------------------------
EchoStar I, 8.25% Bonds, 2/26/01(4)                                            3,335,975       3,302,616
--------------------------------------------------------------------------------------------------------
EchoStar II, 8.25% Bonds, 11/9/01(4)                                           3,096,311       3,065,348
--------------------------------------------------------------------------------------------------------
EchoStar Satellite Broadcasting Corp., 0%/13.125% Sr. Sec
Disc. Nts., 3/15/04(10)                                                        7,200,000       6,156,000
--------------------------------------------------------------------------------------------------------
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp.,
0%/11.875% Sr. Disc. Nts., 9/15/07(10)                                         1,325,000         980,500
--------------------------------------------------------------------------------------------------------
Knology Holdings, Inc., Units (each unit consists of $1,000
principal amount of 0%/11.875% sr. disc. nts., 10/15/07 and one
warrant to purchase .003734 shares of preferred stock)(4)(10)(13)              2,500,000       1,375,000
--------------------------------------------------------------------------------------------------------
Optel, Inc., 13% Sr. Nts., Series B, 2/15/05                                   7,800,000       8,307,000
--------------------------------------------------------------------------------------------------------
Panamsat International Systems, Inc., 12.75% Sr. Sub. Nts., 4/15/05(4)            56,000          67,410


                         18  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                        Face              Market Value
                                                                        Amount(1)         See Note 1
--------------------------------------------------------------------------------------------------------
Cable Television  (continued)
Rogers Communications, Inc.:
8.75% Sr. Nts., 7/15/07CAD                                              $      4,830,000  $    3,296,035
8.875% Sr. Nts., 7/15/07                                                       3,000,000       3,015,000
--------------------------------------------------------------------------------------------------------
TCI Satellite Entertainment, Inc., 10.875% Sr. Sub. Nts., 2/15/07(7)           3,215,000       3,383,788
                                                                                          --------------
                                                                                              62,148,047

--------------------------------------------------------------------------------------------------------
Diversified Media--2.0%
Ackerley Communications, Inc., 10.75% Sr. Sec. Nts.,
Series A, 10/1/03                                                              6,950,000       7,436,500
--------------------------------------------------------------------------------------------------------
Hollywood Theaters, Inc., 10.625% Sr. Sub. Nts., 8/1/07(7)                     1,300,000       1,387,750
--------------------------------------------------------------------------------------------------------
Katz Media Corp., 10.50% Sr. Sub. Nts., Series B, 1/15/07                      2,190,000       2,425,425
--------------------------------------------------------------------------------------------------------
Lamar Advertising Co.:
8.625% Sr. Sub. Nts., 9/15/07                                                  3,300,000       3,407,250
9.625% Sr. Sub. Nts., 12/1/06                                                  5,065,000       5,476,531
--------------------------------------------------------------------------------------------------------
News America Holdings, Inc., 10.125% Gtd. Sr. Debs., 10/15/12                  2,000,000       2,367,712
--------------------------------------------------------------------------------------------------------
Outdoor Systems, Inc., 8.875% Sr. Sub. Nts., 6/15/07                           8,750,000       9,143,750
--------------------------------------------------------------------------------------------------------
Universal Outdoor, Inc., 9.75% Sr. Sub. Nts., Series B, 10/15/06               2,000,000       2,250,000
                                                                                          --------------
                                                                                              33,894,918

--------------------------------------------------------------------------------------------------------
Entertainment/Film--0.1%
Ascent Entertainment Group, Inc., 0%/11.875% Sr. Sec
Disc. Nts., 12/15/04(7)(10)                                                    4,000,000       2,310,000
--------------------------------------------------------------------------------------------------------
Publishing/Printing--1.2%
American Lawyer Media Holdings, Inc., 9.75% Sr. Nts., 12/15/07(7)              2,525,000       2,575,500
--------------------------------------------------------------------------------------------------------
Hollinger International Publishing, Inc.:
9.25% Gtd. Sr. Sub. Nts., 2/1/06                                               6,200,000       6,541,000
9.25% Gtd. Sr. Sub. Nts., 3/15/07                                              4,875,000       5,143,125
--------------------------------------------------------------------------------------------------------
Sun Media Corp., 9.50% Sr. Sub. Nts., 2/15/07                                  6,200,000       6,696,000
                                                                                          --------------
                                                                                              20,955,625

--------------------------------------------------------------------------------------------------------
Other--4.0%
--------------------------------------------------------------------------------------------------------
Conglomerates--0.1%
Maxxam Group, Inc., 0%/12.25% Sr. Sec. Disc. Nts., 8/1/03(10)                    735,000         731,325
--------------------------------------------------------------------------------------------------------
Mechala Group Jamaica Ltd.:
12% Bonds, 2/15/02(4)                                                            700,000         637,000
12.75% Gtd. Sr. Sec. Sub. Nts., Series B, 12/30/99                               775,000         736,250
                                                                                          --------------
                                                                                               2,104,575

--------------------------------------------------------------------------------------------------------
Services--3.9%
Borg-Warner Security Corp.:
9.125% Sr. Sub. Nts., 5/1/03(15)(16)                                           8,050,000       8,261,313
9.625% Sr. Sub. Nts., 3/15/07                                                 10,425,000      10,894,125
--------------------------------------------------------------------------------------------------------
Coinstar, Inc., 0%/13% Sr. Disc. Nts., 10/1/06(4)(10)                          5,475,000       4,516,875
--------------------------------------------------------------------------------------------------------
Comforce Operating, Inc., 12% Sr. Nts., 12/1/07(7)                             4,000,000       4,050,000


                         19  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                        Face              Market Value
                                                                        Amount(1)         See Note 1
--------------------------------------------------------------------------------------------------------
Services  (continued)
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09         $     16,660,000  $   16,660,000
--------------------------------------------------------------------------------------------------------
Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., 6/15/07                 1,150,000       1,214,688
--------------------------------------------------------------------------------------------------------
Protection One Alarm Monitoring, Inc.:
0%/13.625% Sr. Disc. Nts., 6/30/05(10)                                        15,350,000      16,578,000
6.75% Cv. Gtd. Sr. Sub. Nts., 9/15/03                                          2,432,000       2,884,960
--------------------------------------------------------------------------------------------------------
United Stationers Supply Co., 12.75% Sr. Sub. Nts., 5/1/05                     1,685,000       1,925,113
                                                                                          --------------
                                                                                              66,985,074

--------------------------------------------------------------------------------------------------------
Retail--3.7%
--------------------------------------------------------------------------------------------------------
Specialty Retailing--0.6%
Eye Care Centers of America, Inc., 12% Sr. Nts., 10/1/03                       2,100,000       2,278,500
--------------------------------------------------------------------------------------------------------
Finlay Fine Jewelry Corp., 10.625% Sr. Nts., 5/1/03(4)                         4,970,000       5,243,350
--------------------------------------------------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07(4)                          1,600,000       1,640,000
--------------------------------------------------------------------------------------------------------
Specialty Retailers, Inc.:
8.50% Gtd. Sr. Nts., 7/15/05                                                     900,000         922,500
9% Gtd. Unsec. Sr. Sub. Nts., 7/15/07                                            925,000         948,125
                                                                                          --------------
                                                                                              11,032,475

--------------------------------------------------------------------------------------------------------
Supermarkets--3.1%
Fleming Cos., Inc.:
10.50% Sr. Sub. Nts., 12/1/04(7)                                               4,665,000       4,909,913
10.625% Sr. Sub. Nts., 7/31/07(7)                                             12,325,000      13,064,500
--------------------------------------------------------------------------------------------------------
Ralph's Grocery Co.:
10.45% Sr. Nts., 6/15/04                                                       4,300,000       4,837,500
10.45% Sr. Nts., 6/15/04                                                       5,610,000       6,311,250
--------------------------------------------------------------------------------------------------------
Randall's Food Markets, Inc., 9.375% Sr. Sub. Nts., 7/1/07(7)                 12,355,000      12,849,200
--------------------------------------------------------------------------------------------------------
Shoppers Food Warehouse Corp., 9.75% Sr. Nts., 6/15/04(7)                      6,215,000       6,370,375
--------------------------------------------------------------------------------------------------------
Stater Brothers Holdings, Inc., 9% Sr. Unsec. Sub. Nts., 7/1/04                4,495,000       4,719,750
                                                                                          --------------
                                                                                              53,062,488

--------------------------------------------------------------------------------------------------------
Technology--16.3%
--------------------------------------------------------------------------------------------------------
Information Technology--8.8%
Amphenol Corp., 9.875% Sr. Sub. Nts., 5/15/07                                  1,400,000       1,491,000
--------------------------------------------------------------------------------------------------------
Businessland, Inc., 5.50% Sub. Debs., 3/1/07(4)                                3,850,000       1,925,000
--------------------------------------------------------------------------------------------------------
CellNet Data Systems, Inc., 0%/14% Sr. Disc. Nts., 10/1/07(4)(10)              5,837,000       2,743,390
--------------------------------------------------------------------------------------------------------
Cellular Communications International, Inc., Zero Coupon
Sr. Disc. Nts., 11.601%, 8/15/00(8)                                           13,275,000      10,686,375
--------------------------------------------------------------------------------------------------------
Clearnet Communications, Inc., 0%/14.75% Sr. Disc. Nts.,
12/15/05(10)                                                                   5,935,000       4,703,488
--------------------------------------------------------------------------------------------------------
Computervision Corp., 11.375% Sr. Sub. Nts., 8/15/99                           1,260,000       1,274,175
--------------------------------------------------------------------------------------------------------
Comunicacion Celular SA, 0%/13.125% Sr. Deferred
Coupon Bonds, 11/15/03(10)                                                     3,700,000       2,821,250


                         20  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                        Face              Market Value
                                                                        Amount(1)         See Note 1
--------------------------------------------------------------------------------------------------------
Information Technology  (continued)
Concentic Network Corp., Units (each unit consists of
$1,000 principal amount of 12.75% sr. nts., 12/15/07 and one
warrant to purchase 6.34 shares of common stock)(7)(13)                 $      3,150,000  $    3,240,563
--------------------------------------------------------------------------------------------------------
Consorcio Ecuatoriano de Telecom SA, 14% Nts., 5/1/02(4)                         265,000         267,650
--------------------------------------------------------------------------------------------------------
Crown Castle International Corp., 0%/10.625%
Sr. Disc. Nts., 11/15/07(7)(10)                                                8,015,000       5,029,413
--------------------------------------------------------------------------------------------------------
Details, Inc., 10% Sr. Sub. Nts., 11/15/05(7)                                  3,850,000       3,955,875
--------------------------------------------------------------------------------------------------------
Dial Call Communications, Inc., 0%/12.25% Sr. Disc. Nts.,
4/15/04(10)                                                                    2,475,000       2,369,813
--------------------------------------------------------------------------------------------------------
Dialog Corp. plc, 11% Sr. Sub. Nts., 11/15/07(7)                               3,250,000       3,388,125
--------------------------------------------------------------------------------------------------------
DII Group, Inc., 8.50% Sr. Sub. Nts., 9/15/07(7)                               3,350,000       3,299,750
--------------------------------------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                     2,805,000       2,861,100
--------------------------------------------------------------------------------------------------------
Iridium LLC/Iridium Capital Corp., 11.25% Sr. Nts., 7/15/05(7)                   800,000         788,000
--------------------------------------------------------------------------------------------------------
Metrocall, Inc., 9.75% Sr. Sub. Nts., 11/1/07(7)                               1,250,000       1,240,625
--------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc.
0%/11.125% Sr. Disc. Nts., 10/15/07(7)(10)CAD                                  6,405,000       2,528,845
0%/14% Sr. Disc. Nts., Series B, 6/1/06(10)                                    1,200,000         810,000
--------------------------------------------------------------------------------------------------------
Millicom International Cellular SA, 0%/13.50%
Sr. Disc. Nts., 6/1/06(10)                                                     3,305,000       2,437,438
--------------------------------------------------------------------------------------------------------
Nextel Communications, Inc.:
0%/9.75% Sr. Disc. Nts., 10/31/07(7)(10)                                      13,900,000       8,548,500
0%/10.65% Sr. Disc. Nts., 9/15/07(7)(10)                                      13,035,000       8,277,225
0%/11.50% Sr. Disc. Nts., 9/1/03(10)                                             635,000         635,000
--------------------------------------------------------------------------------------------------------
Omnipoint Corp.:
11.625% Sr. Nts., 8/15/06                                                      3,560,000       3,773,600
11.625% Sr. Nts., Series A, 8/15/06                                            4,215,000       4,467,900
--------------------------------------------------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital Corp.,
14% Sr. Nts., 8/15/04                                                          3,350,000       3,651,500
--------------------------------------------------------------------------------------------------------
Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(10)             3,910,000       2,922,725
--------------------------------------------------------------------------------------------------------
Pierce Leahy Corp., 11.125% Sr. Sub. Nts., 7/15/06                             3,216,000       3,650,160
--------------------------------------------------------------------------------------------------------
Price Communications Cellular Holdings, Inc., 0%/13.50%
Sr. Disc. Nts., Series A, 8/1/07(4)(10)                                        4,200,000       2,667,000
--------------------------------------------------------------------------------------------------------
Price Communications Wireless, Inc., 11.75%
Sr. Sub. Nts., 7/15/07(7)                                                      4,225,000       4,605,250
--------------------------------------------------------------------------------------------------------
PriCellular Wireless Corp.:
0%/12.25% Sr. Sub. Disc. Nts., 10/1/03(10)                                    10,290,000      10,598,700
0%/14% Sr. Sub. Disc. Nts., 11/15/01(10)                                       3,373,000       3,760,895
10.75% Sr. Nts., 11/1/04                                                       4,225,000       4,594,688
--------------------------------------------------------------------------------------------------------
Rogers Cantel, Inc., 8.80% Sr. Sub. Nts., 10/1/07(4)                           5,000,000       4,987,500
--------------------------------------------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum Finance Corp.:
0%/12.50% Sr. Disc. Nts., 8/15/06(10)                                          5,730,000       4,483,725
11% Sr. Nts., 8/15/06                                                          2,425,000       2,740,250


                         21  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                        Face              Market Value
                                                                        Amount(1)         See Note 1
--------------------------------------------------------------------------------------------------------
Information Technology  (continued)
Star Choice Communications, Inc., Units (each unit consists of
$1,000 principal amount of 13% sr. sec. nts., 12/15/05 and one
warrant to buy common stock)(13)                                        $      2,800,000  $    2,884,000
--------------------------------------------------------------------------------------------------------
Teletrac, Inc., 14% Sr. Nts., 8/1/07                                           1,520,000       1,451,600
--------------------------------------------------------------------------------------------------------
Tracor, Inc., 8.50% Sr. Sub. Nts., 3/1/07                                      4,375,000       4,506,250
--------------------------------------------------------------------------------------------------------
Unisys Corp., 11.75% Sr. Nts., 10/15/04                                        5,200,000       5,967,000
--------------------------------------------------------------------------------------------------------
USA Mobile Communications, Inc. II:
9.50% Sr. Nts., 2/1/04                                                           300,000         294,000
14% Sr. Nts., 11/1/04                                                          2,015,000       2,236,650
--------------------------------------------------------------------------------------------------------
Wavetek Corp., 10.125% Sr. Sub. Nts., 6/15/07                                  3,360,000       3,444,000
                                                                                          --------------
                                                                                             153,009,993

--------------------------------------------------------------------------------------------------------
Telecommunications/Technology--7.5%
American Communications Services, Inc.,
13.75% Sr. Nts., 7/15/07(7)                                                    3,800,000       4,522,000
--------------------------------------------------------------------------------------------------------
Bell Cablemedia plc:
0%/11.875% Sr. Disc. Nts., 9/15/05(10)                                         6,550,000       5,821,771
0%/11.95% Sr. Disc. Nts., 7/15/04(10)                                          1,900,000       1,795,500
--------------------------------------------------------------------------------------------------------
Brooks Fiber Properties, Inc.:
0%/10.875% Sr. Disc. Nts., 3/1/06(10)                                          1,425,000       1,189,875
0%/11.875% Sr. Disc. Nts., 11/1/06(10)                                         2,990,000       2,406,950
--------------------------------------------------------------------------------------------------------
BTI Telecom Corp., 10.50% Sr. Nts., 9/15/07(7)                                 1,435,000       1,470,875
--------------------------------------------------------------------------------------------------------
Call-Net Enterprises, Inc.:
0%/9.27% Sr. Disc. Nts., 8/15/07(10)                                           3,360,000       2,293,200
8.375% Sr. Nts., 8/15/07CAD                                                    3,900,000       2,861,952
--------------------------------------------------------------------------------------------------------
COLT Telecom Group plc:
8.875% Sr. Nts., 11/30/07DEM                                                   2,295,000       1,301,118
10.125% Sr. Nts., 11/30/07GBP                                                  3,275,000       5,496,467
Units (each unit consists of $1,000 principal amount of
0%/12% sr. disc. nts., 12/15/06 and one warrant to
purchase 7.8 ordinary shares)(10)(13)                                          7,055,000       5,502,900
--------------------------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd., 0%/11.20%
Sr. Disc. Debs., 11/15/07(10)                                                  7,495,000       6,108,425
--------------------------------------------------------------------------------------------------------
Diamond Cable Communications plc:
0%/10.75% Sr. Disc. Nts., 2/15/07(10)                                            700,000         479,500
0%/11.75% Sr. Disc. Nts., 12/15/05(10)                                         7,835,000       6,091,713
--------------------------------------------------------------------------------------------------------
GST Telecommunications, Inc., 0%/13.875% Cv. Sr
Sub. Disc. Nts., 12/15/05(7)(10)                                               1,400,000       1,075,375
--------------------------------------------------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr. Disc. Nts., 12/15/05(10)                    8,300,000       6,391,000
--------------------------------------------------------------------------------------------------------
ICG Holdings, Inc.:
0%/12.50% Gtd. Sr. Disc. Nts., 5/1/06(10)                                        800,000         604,000
0%/13.50% Sr. Disc. Nts., 9/15/05(10)                                          8,520,000       6,943,800


                         22  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                        Face              Market Value
                                                                        Amount(1)         See Note 1
--------------------------------------------------------------------------------------------------------
Telecommunications/Technology  (continued)
Intermedia Communications, Inc.:
0%/11.25% Sr. Disc. Nts., Series B, 7/15/07(10)                         $      3,370,000  $    2,417,975
8.50% Sr. Nts., 1/15/08(7)                                                     6,450,000       6,482,250
8.875% Sr. Nts., 11/1/07(7)                                                    5,645,000       5,814,350
--------------------------------------------------------------------------------------------------------
McLeodUSA, Inc.:
0%/10.50% Sr. Disc. Nts., 3/1/07(10)                                           1,950,000       1,413,750
9.25% Sr. Nts., 7/15/07(7)                                                     1,650,000       1,736,625
--------------------------------------------------------------------------------------------------------
Metronet Communications Corp., 0%/10.75% Sr. Disc. Nts.,
11/1/07(7)(10)                                                                 3,510,000       2,167,425
--------------------------------------------------------------------------------------------------------
MGC Communications, Inc., Units (each unit consists of
$1,000 principal amount of 13% sr. sec. nts., 10/1/04 and one warrant to purchase 8.07 shares of common stock at
$0.01 per share)(7)(13)                                                        1,350,000       1,363,500
--------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., 9.625% Sr. Nts., 10/1/07                        9,070,000       9,432,800
--------------------------------------------------------------------------------------------------------
NTL, Inc., 10% Sr. Nts., 2/15/07                                               3,360,000       3,553,200
--------------------------------------------------------------------------------------------------------
Petersburg Long Distance, Inc.:
9% Cv. Sub. Nts., 6/1/06(7)                                                      630,000         652,838
Units (each unit consists of $1,000 principal amount of
0%/14% sr. disc. nts., 6/1/04 and one warrant to purchase
34 ordinary shares)(7)(10)(13)                                                 4,350,000       4,154,250
--------------------------------------------------------------------------------------------------------
Qwest Communications International, Inc., 0%/9.47%
Sr. Disc. Nts., 10/15/07(7)(10)                                               15,290,000      10,397,200
--------------------------------------------------------------------------------------------------------
Teleport Communications Group, Inc.:
0%/11% Sr. Disc. Debs., 10/1/07(10)                                            3,515,000       2,746,094
0%/11.125% Sr. Disc. Nts., 7/1/07(10)                                          7,315,000       5,980,013
9.875% Sr. Nts., 7/1/06                                                        2,805,000       3,155,625
--------------------------------------------------------------------------------------------------------
UNIFI Communications, Inc., 14% Sr. Nts., 3/1/04                               6,000,000       4,740,000
--------------------------------------------------------------------------------------------------------
Videotron Holdings plc, 0%/11% Sr. Disc. Nts., 8/15/05(10)                     1,165,000       1,031,025
                                                                                          --------------
                                                                                             129,595,341

--------------------------------------------------------------------------------------------------------
Transportation--2.8%
--------------------------------------------------------------------------------------------------------
Railroads--1.3%
Transtar Holdings LP/Transtar Capital Corp., 0%/13.375%
Sr. Disc. Nts., Series B, 12/15/03(10)                                        25,515,000      22,453,200

--------------------------------------------------------------------------------------------------------
Shipping--1.1%
Gearbulk Holding Ltd., 11.25% Sr. Nts., 12/1/04                                2,285,000       2,519,213
--------------------------------------------------------------------------------------------------------
Greyhound Lines, Inc., 11.50% Sr. Nts., Series B, 4/15/07                      2,800,000       3,108,000
--------------------------------------------------------------------------------------------------------
Navigator Gas Transport plc:
10.50% First Priority Ship Mtg. Nts., 6/30/07(7)                               6,935,000       7,385,775
Units (each unit consists of $1,000 principal amount of 12%
second priority ship mtg. nts., 6/30/07 and 7.66 warrants)(7)(13)              4,620,000       5,220,600
--------------------------------------------------------------------------------------------------------
Trico Marine Services, Inc., 8.50% Gtd. Sr. Nts., 8/1/05(7)                    1,300,000       1,324,375
                                                                                          --------------
                                                                                              19,557,963


                         23  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                        Face              Market Value
                                                                        Amount(1)         See Note 1
--------------------------------------------------------------------------------------------------------
Trucking--0.4%
Coach USA, Inc., 9.375% Gtd. Sr. Sub. Nts., Series B, 7/1/07            $      2,295,000  $    2,375,325
--------------------------------------------------------------------------------------------------------
Road King Infrastructure Finance (1997) Ltd.,
9.50% Gtd. Unsec. Unsub. Bonds, 7/15/07(4)                                       300,000         249,000
--------------------------------------------------------------------------------------------------------
Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(4)                4,541,515       3,758,104
                                                                                          --------------
                                                                                               6,382,429

--------------------------------------------------------------------------------------------------------
Utilities--0.9%
--------------------------------------------------------------------------------------------------------
Electric Utilities--0.9%
Calpine Corp.:
9.25% Sr. Nts., 2/1/04                                                         2,760,000       2,829,000
10.50% Sr. Nts., 5/15/06(4)                                                    2,990,000       3,274,050
--------------------------------------------------------------------------------------------------------
El Paso Electric Co., 9.40% First Mtg. Bonds, Series E, 5/1/11                 5,550,000       6,271,500
--------------------------------------------------------------------------------------------------------
Panda Global Energy Co., 12.50% Sr. Nts., 4/15/04(4)                           3,000,000       2,745,000
--------------------------------------------------------------------------------------------------------
Subic Power Corp., 9.50% Sr. Sec. Nts., 12/28/08(7)                              568,964         543,495
                                                                                          --------------
                                                                                              15,663,045
                                                                                          --------------
Total Corporate Bonds and Notes (Cost $1,255,061,761)                                      1,290,846,034

                                                                        Shares
========================================================================================================
Common Stocks--1.1%
--------------------------------------------------------------------------------------------------------
BayCorp Holdings Ltd.(17)                                                         16,133         106,881
--------------------------------------------------------------------------------------------------------
CellNet Data Systems, Inc.(17)                                                    16,000         124,000
--------------------------------------------------------------------------------------------------------
Coinstar, Inc.(17)                                                                38,325         349,716
--------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., Cl. A(17)                                          32,100         537,675
--------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I.(4)                                                                1,350       1,488,375
--------------------------------------------------------------------------------------------------------
El Paso Electric Co.(17)                                                          60,400         441,675
--------------------------------------------------------------------------------------------------------
Equitable Bag, Inc.(4)(17)                                                        39,357         196,785
--------------------------------------------------------------------------------------------------------
Grand Union Co.(17)                                                              144,928         307,972
--------------------------------------------------------------------------------------------------------
Greate Bay Casino Corp.(17)                                                       15,247          19,059
--------------------------------------------------------------------------------------------------------
Hollywood Casino Corp., Cl. A(17)                                                 90,836         167,479
--------------------------------------------------------------------------------------------------------
News Corp. Ltd., Sponsored ADR, Preference                                       166,271       3,304,636
--------------------------------------------------------------------------------------------------------
Omnipoint Corp.(4)(17)                                                           200,000       4,441,250
--------------------------------------------------------------------------------------------------------
Optel, Inc.(4)(17)                                                                 6,890              69
--------------------------------------------------------------------------------------------------------
Pope, Evans & Robbins, Inc.(4)(12)(17)                                         1,688,400              --
--------------------------------------------------------------------------------------------------------
Resorts International, Inc.(17)                                                  187,187              --
--------------------------------------------------------------------------------------------------------
Siena Holdings, Inc.(17)                                                         239,111         657,557
--------------------------------------------------------------------------------------------------------
Southwest Airlines Co.                                                           185,550       4,569,169
--------------------------------------------------------------------------------------------------------
Station Casinos, Inc.(17)                                                        125,000       1,273,437
--------------------------------------------------------------------------------------------------------
Walter Industries, Inc.(17)                                                          544          11,220
--------------------------------------------------------------------------------------------------------
WorldCom, Inc.                                                                    59,300       1,793,825
                                                                                          --------------
Total Common Stocks (Cost $15,449,888)                                                        19,790,780


                         24  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                          Market Value
                                                                               Shares     See Note 1
========================================================================================================
Preferred Stocks--4.9%
--------------------------------------------------------------------------------------------------------
American Radio Systems Corp., 11.375% Cum.
Exchangeable Preferred                                                            21,065  $    2,509,368
--------------------------------------------------------------------------------------------------------
AmeriKing, Inc., 13% Cum. Sr. Exchangeable Preferred Stock,
Non-Vtg.(4)                                                                       63,565       1,700,364
--------------------------------------------------------------------------------------------------------
Cablevision Systems Corp., 8.50% Cum. Cv., Series I                              142,500       5,486,250
--------------------------------------------------------------------------------------------------------
California Federal Bank, 11.50% Non-Cum., Non-Vtg                                 97,300      11,019,225
--------------------------------------------------------------------------------------------------------
CGA Group Ltd., Preferred Stock, Series A(4)(12)(17)                             130,000       3,250,000
--------------------------------------------------------------------------------------------------------
Clark USA, Inc., 11.50% Cum. Preferred Stock(7)(14)                                2,690       2,858,125
--------------------------------------------------------------------------------------------------------
CRIIMI MAE, Inc., 10.875% Cum. Cv. Preferred Stock, Series B, Non-Vtg.            26,000         888,875
--------------------------------------------------------------------------------------------------------
Doane Products Co., 14.25% Sr. Exchangeable Preferred Stock,
Non-Vtg.(17)                                                                     140,000       5,460,000
--------------------------------------------------------------------------------------------------------
Earthwatch, Inc., 12% Cv. Sr. Preferred Stock, Series C(4)(14)                   390,000       2,925,000
--------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 12.125% Sr. Redeemable
Exchangeable Preferred Stock, Series B(7)(14)                                      5,800       6,075,500
--------------------------------------------------------------------------------------------------------
El Paso Electric Co., 11.40% Preferred Stock, Series A(14)                        21,397       2,369,718
--------------------------------------------------------------------------------------------------------
Fidelity Federal Bank FSB Glendale California, l2% Non-Cum
Exchangeable Perpetual Preferred Stock, Series A(4)                                   30             832
--------------------------------------------------------------------------------------------------------
Golden State Bancorp, 8.75% Cv. Preferred Stock, Series A                         44,800       4,082,400
--------------------------------------------------------------------------------------------------------
ICG Holdings, Inc., 14.25% Exchangeable Preferred Stock                            2,528       2,957,760
--------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc., 13.50%
Exchangeable Preferred Stock, Series B(14)                                         1,166       1,413,775
--------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc.,
14% Sr. Exchangeable Preferred(14)                                               100,650       6,265,462
--------------------------------------------------------------------------------------------------------
Prime Retail, Inc.:
8.50% Cv. Preferred Stock, Series B                                               68,000       1,632,000
10.50% Cum. Preferred Stock, Series A, Non-Vtg.(4)                                22,500         613,125
--------------------------------------------------------------------------------------------------------
PRIMEDIA, Inc.:
9.20% Preferred Stock, Series E(4)(17)                                            22,500       2,255,625
11.625% Preferred Stock, Series B(14)                                             17,335       1,872,275
--------------------------------------------------------------------------------------------------------
SD Warren Co., 14% Cum. Exchangeable Preferred Stock, Series B,
Non-Vtg.(17)                                                                     213,500      10,514,875
--------------------------------------------------------------------------------------------------------
SFX Broadcasting, Inc., 12.625% Cum., Series E, Non-Vtg.(14)                       1,382       1,578,935
--------------------------------------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc., 14.25% Cum. Sr.
Exchangeable Preferred Stock, Non-Vtg.(7)(14)                                      2,546       2,705,125
--------------------------------------------------------------------------------------------------------
Walden Residential Properties, Inc.:
9.16% Cv. Preferred Stock, Series B                                                4,650         134,850
9.20% Sr. Preferred Stock                                                        194,900       4,994,313
                                                                                          --------------
Total Preferred Stocks (Cost $79,355,220)                                                     85,563,777

========================================================================================================
Other Securities--0.1%
--------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc., Depositary Shares
representing one one-hundredth 7% Cum. Jr. Cv. Preferred Stock,
Series E, Non-Vtg.(7) (Cost $2,062,653)                                           84,480       2,397,120


                         25  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                                          Market Value
                                                                               Units      See Note 1
--------------------------------------------------------------------------------------------------------
Rights, Warrants and Certificates--0.6%
--------------------------------------------------------------------------------------------------------
American Communications Services, Inc. Wts., Exp. 11/05(4)                         2,575  $      245,912
--------------------------------------------------------------------------------------------------------
American Telecasting, Inc. Wts., Exp. 6/99(4)                                     40,000             400
--------------------------------------------------------------------------------------------------------
Ames Department Stores, Inc., Litigation Trust(4)                              1,045,990          10,460
--------------------------------------------------------------------------------------------------------
Australis Media Ltd. Wts., Exp. 5/00(4)                                              825               5
--------------------------------------------------------------------------------------------------------
Becker Gaming, Inc. Wts., Exp. 11/00(4)                                          125,000          25,000
--------------------------------------------------------------------------------------------------------
CellNet Data Systems, Inc. Wts., Exp. 6/02(4)                                      5,837          11,674
--------------------------------------------------------------------------------------------------------
Cellular Communications International, Inc. Wts., Exp. 8/03(4)                    12,305         209,185
--------------------------------------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 12/49(4)(12)                                           130,000          65,000
--------------------------------------------------------------------------------------------------------
Comunicacion Celular SA Wts., Exp. 11/03(4)                                        5,700         399,000
--------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc.:
Cl. C Wts., Exp. 12/99                                                            69,654       1,406,140
Cl. D Wts., Exp. 12/01                                                            69,654       1,401,787
--------------------------------------------------------------------------------------------------------
Gaylord Container Corp. Wts., Exp. 11/02                                         163,894         942,391
--------------------------------------------------------------------------------------------------------
Gothic Energy Corp. Wts., Exp. 9/04                                              168,000         336,000
--------------------------------------------------------------------------------------------------------
Hyperion Telecommunications, Inc. Wts., Exp. 4/01(4)                               1,090          65,400
--------------------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp. 9/05(4)                                       50,820         635,250
--------------------------------------------------------------------------------------------------------
In-Flight Phone Corp. Wts., Exp. 8/02                                              6,000              --
--------------------------------------------------------------------------------------------------------
Jewel Recovery LP, Participation Units of Limited Partners' Interest              10,113              --
--------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc. Wts., Exp. 2/09(4)                                  69,290             693
--------------------------------------------------------------------------------------------------------
Omnipoint Corp. Wts., Exp. 11/00(4)                                               32,000         710,600
--------------------------------------------------------------------------------------------------------
Orion Network Systems, Inc. Wts., Exp. 1/07(4)                                     3,910          48,875
--------------------------------------------------------------------------------------------------------
Price Communications Corp. Wts., Exp. 8/07(4)                                     14,448             144
--------------------------------------------------------------------------------------------------------
Protection One, Inc. Wts.:
Exp. 11/03(4)                                                                    182,000       2,320,500
Exp. 6/05(4)                                                                      49,120         626,280
--------------------------------------------------------------------------------------------------------
Republic Health Corp. Wts., Exp. 4/00                                              3,763              --
--------------------------------------------------------------------------------------------------------
Teletrac, Inc. Wts., Exp. 8/07(4)                                                  1,520           8,360
--------------------------------------------------------------------------------------------------------
Trizec Hahn Corp. Wts., Exp. 7/99                                                 16,277          75,640
--------------------------------------------------------------------------------------------------------
UNIFI Communications, Inc. Wts., Exp. 3/07(4)                                      6,000           9,000
--------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Oil Linked Payment Obligation Wts., Exp. 4/20             24,990              --
--------------------------------------------------------------------------------------------------------
Walden Residential Properties, Inc. Wts., Exp. 1/02(4)                           114,400         157,300
                                                                                          --------------
Total Rights, Warrants and Certificates (Cost $2,176,462)                                      9,710,996


                         26  Oppenheimer High Yield Fund

Structured Instruments--7.4%
========================================================================================================
Bayerische Landesbank Girozentrale (New York Branch)
Goldman Sachs Excess Return Commodity Index Linked Nts.,
5.438%, 5/24/99(3)                                                      $      3,400,000  $    2,263,040
--------------------------------------------------------------------------------------------------------
Bear Stearns High Yield Composite Index Linked Nts.:
9%, 6/5/98                                                                    19,000,000      18,931,600
9%, 6/5/98                                                                    10,000,000       9,950,000
--------------------------------------------------------------------------------------------------------
Canadian Imperial Bank of Commerce, U.S. Dollar Nts. Linked
to the Ministry of Finance of the Russian Federation GKO,
Zero Coupon, 9.857%, 9/17/98(8)                                                1,600,000       1,381,920
--------------------------------------------------------------------------------------------------------
Goldman Sachs Group, LP:
South Korean Won Linked Nts., 5.60%, 1/20/98                                     375,000         388,237
Taiwanese Dollar Linked Nts., 5.75%, 6/12/98                                     750,000         757,350
--------------------------------------------------------------------------------------------------------
ING (U.S.) Financial Holdings Corp., PT Polysindo Linked Nts.,
Zero Coupon, 10.427%, 7/15/98(4)(8)                                              750,000         675,278
--------------------------------------------------------------------------------------------------------
Lehman High Yield Index Nts.:
12.50%, 6/5/98                                                                 7,500,000       7,312,500
12.50%, 6/5/98                                                                 7,500,000       7,369,500
12.50%, 7/6/98                                                                 5,300,000       5,318,020
12.50%, 7/8/98                                                                 6,700,000       6,666,500
12.50%, 8/5/98                                                                 2,500,000       2,487,250
--------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., U.S. Dollar Nts. Linked to the
Ministry of Finance of Ukraine OVGZ's, Zero Coupon,
11.45%, 10/19/98(8)                                                            1,765,000       1,489,484
--------------------------------------------------------------------------------------------------------
Morgan Guaranty Trust Co. of New York, 2 Times Leveraged Nts.
on The Emerging Markets Bond Index, Zero Coupon:
2/12/98(8)                                                                     8,700,000      10,352,130
5/20/98(8)                                                                     8,700,000       9,503,010
5/22/98(8)                                                                     4,500,000       4,656,150
5/28/98(8)                                                                     1,700,000       1,770,890
6/5/98(8)                                                                      4,300,000       4,188,200
Series 2:
2/4/98(8)                                                                      8,700,000       9,421,230
2/6/98(8)                                                                      8,700,000       9,491,700
--------------------------------------------------------------------------------------------------------
Salomon, Inc., Russian GKO Linked Nts., Zero Coupon,
9.58%, 6/11/99(8)                                                              2,650,000       2,038,512
--------------------------------------------------------------------------------------------------------
Shoshone Partners Loan Trust, 7.50% Sr. Nts., 5/31/02(3)(4)                   11,873,000      12,592,157
                                                                                          --------------
Total Structured Instruments (Cost $126,333,513)                                             129,004,658

                                            Date   Strike  Contracts
========================================================================================================
Put Options Purchased--0.0%
--------------------------------------------------------------------------------------------------------
The Emerging Bond Market Index Put Opt.
(Cost $61,635)                              2/98   $341.01     2,935                              35,807


                         27  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                        Face              Market Value
                                                                        Amount(1)         See Note 1
--------------------------------------------------------------------------------------------------------
Repurchase Agreements--1.5%
--------------------------------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets, 6.60%, dated 12/31/97, to be repurchased at $25,509,350 on 1/2/98,
collateralized by U.S. Treasury Bonds, 8%-10.625%, 8/15/15-11/15/21,
with a value of $18,900,657, and U.S. Treasury Nts., 5.875%-7.50%,
9/30/01-12/31/01, with a value of $7,123,100 (Cost $25,500,000)            $25,500,000      $ 25,500,000
--------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,613,404,019)                                 97.7%    1,695,820,685
--------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                    2.3        40,152,487
                                                                           -----------    --------------
Net Assets                                                                       100.0%   $1,735,973,172
                                                                           ===========    ==============

1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP--Argentine Peso                          GBP--British Pound Sterling
AUD--Australian Dollar                       IDR--Indonesian Rupiah
CAD--Canadian Dollar                         TRL--Turkish Lira
DEM--German Mark                             ZAR--South African Rand
FRF--French Franc

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

3. Represents the current interest rate for a variable rate security.

4. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.

5. Represents the current interest rate for an increasing rate security.

6. When-issued security to be delivered and settled after December 31, 1997.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $305,504,857 or 17.60% of the Fund's net assets as of December 31, 1997.

8. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

9. Securities with an aggregate market value of $15,753,550 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

10. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

11. Non-income producing--issuer is in default of interest payment.


                         28  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
12. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 1997. The aggregate fair value of all securities of affiliated companies as of December 31, 1997 amounted to $3,352,220. Transactions during the period in which the issuer was an affiliate are as follows:

                                    Shares/Face      Gross         Gross       Shares/Face
                                    June 30, 1997    Additions     Reductions  Dec. 31, 1997
--------------------------------------------------------------------------------------------
Stocks and Warrants
-------------------
CGA Group, Preferred                  130,000        --            --             130,000
CGA Group Ltd. Wts., Exp 12/49        130,000        --            --             130,000
Pope, Evans & Robbins, Inc.         1,688,400        --            --           1,688,400

Bonds and Notes
---------------
Pope, Evans, & Robbins, Inc.,
7% Sr. Nts., 5/15/98               $5,955,189        --            --          $5,955,189

13. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

14. Interest or dividend is paid in kind.

15. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.

16. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                            Contracts          Expiration   Exercise   Premium        Market Value
                            Subject to Call    Date         Price      Received       See Note 1
--------------------------------------------------------------------------------------------------
Silver Futures Call Option  2                  2/13/98      $5.50      $1,700         $(5,940)

17. Non-income producing security.

See accompanying Notes to Financial Statements.


                         29  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities  December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

=======================================================================================
Assets
Investments, at value--see accompanying statement
Unaffiliated companies (cost $1,604,377,215)                            $ 1,692,468,465
Affiliated companies (cost $9,026,804)                                        3,352,220
---------------------------------------------------------------------------------------
Unrealized appreciation on forward foreign currency
exchange contracts--Note 5                                                    1,029,269
---------------------------------------------------------------------------------------
Receivables:
Investments sold                                                             32,758,471
Interest, dividends and principal paydowns                                   28,892,492
Shares of beneficial interest sold                                            4,236,401
Closed forward foreign currency exchange contracts                              595,496
Daily variation on futures contracts--Note 6                                    314,720
---------------------------------------------------------------------------------------
Other                                                                            71,696
                                                                        ---------------
Total assets                                                              1,763,719,230

=======================================================================================
Liabilities
Bank overdraft                                                                4,564,650
---------------------------------------------------------------------------------------
Unrealized depreciation on forward foreign currency exchange
contracts--Note 5                                                                17,443
---------------------------------------------------------------------------------------
Options written, at value (premiums received $1,700)
--see accompanying statement--Note 7                                              5,940
---------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $2,422,138 purchased on a
when-issued basis)--Note 1                                                   13,377,753
Dividends                                                                     4,845,454
Shares of beneficial interest redeemed                                        2,603,399
Distribution and service plan fees                                              927,280
Daily variation on futures contracts--Note 6                                    316,317
Transfer and shareholder servicing agent fees                                   297,023
Closed forward foreign currency exchange contracts                              163,644
Trustees' fees                                                                    8,906
Other                                                                           618,249
                                                                        ---------------
Total liabilities                                                            27,746,058

=======================================================================================
Net Assets                                                              $ 1,735,973,172
                                                                        ===============

=======================================================================================
Composition of Net Assets
Paid-in capital                                                         $ 1,838,206,328
---------------------------------------------------------------------------------------
Undistributed net investment income                                             821,611
---------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions                                              (161,750,853)
---------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                     58,696,086
                                                                        ---------------
Net assets                                                              $ 1,735,973,172
                                                                        ===============


                         30  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based
on net assets of $1,229,900,162 and 85,652,559 shares
of beneficial interest outstanding)                                      $14.36
Maximum offering price per share (net asset value plus
sales charge of 4.75% of offering price)                                 $15.08

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price
per share (based on net assets of $457,701,188 and
32,123,244 shares of beneficial interest outstanding)                    $14.25

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price
per share (based on net assets of $46,842,032 and
3,267,060 shares of beneficial interest outstanding)                     $14.34

--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price
per share (based on net assets of $1,529,790 and 106,669
shares of beneficial interest outstanding)                               $14.34

See accompanying Notes to Financial Statements.


                         31  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Statement of Operations  For the Six Months Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

================================================================================
Investment Income
Interest                                                          $  76,938,475
-------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $2,786)                2,881,926
                                                                  -------------
Total income                                                         79,820,401

===============================================================================
Expenses
Management fees--Note 4                                               5,116,184
-------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                               1,244,851
Class B                                                               2,163,856
Class C                                                                 197,450
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                 1,034,898
-------------------------------------------------------------------------------
Shareholder reports                                                     227,854
-------------------------------------------------------------------------------
Custodian fees and expenses                                             210,324
-------------------------------------------------------------------------------
Trustees' fees and expenses                                              39,709
-------------------------------------------------------------------------------
Legal and auditing fees                                                  34,557
-------------------------------------------------------------------------------
Registration and filing fees                                             27,601
-------------------------------------------------------------------------------
Other                                                                    23,130
                                                                  -------------
Total expenses                                                       10,320,414

===============================================================================
Net Investment Income                                                69,499,987

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on options exercised)                21,627,492
Closing of futures contracts--Note 6                                  3,452,302
Closing and expiration of options written--Note 7                       268,575
Foreign currency transactions                                        (3,949,410)
                                                                  -------------
Net realized gain                                                    21,398,959

-------------------------------------------------------------------------------
Net change in unrealized appreciation or
depreciation on:
Investments                                                          20,816,021
Translation of assets and liabilities denominated in
foreign currencies                                                      146,294
                                                                  -------------
Net change                                                           20,962,315
                                                                  -------------
Net realized and unrealized gain                                     42,361,274

===============================================================================
Net Increase in Net Assets Resulting From Operations              $ 111,861,261
                                                                  =============

See accompanying Notes to Financial Statements.


                         32  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                            Six Months Ended
                                                                            December 31, 1997  Year Ended
                                                                            (Unaudited)        June 30, 1997
=============================================================================================================
Operations
Net investment income                                                        $   69,499,987    $  133,588,094
-------------------------------------------------------------------------------------------------------------
Net realized gain                                                                21,398,959        21,958,042
-------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                            20,962,315        23,877,931
                                                                              -------------     -------------
Net increase in net assets resulting from operations                            111,861,261       179,424,067

=============================================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                                         (50,715,380)     (100,736,506)
Class B                                                                         (16,713,926)      (27,545,181)
Class C                                                                          (1,513,594)       (1,429,353)
Class Y                                                                             (12,404)               --

=============================================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions--Note 2:
Class A                                                                          31,665,254        44,730,912
Class B                                                                          50,239,996       106,093,196
Class C                                                                          15,440,890        22,308,284
Class Y                                                                           1,525,527                --

=============================================================================================================
Net Assets
Total increase                                                                  141,777,624       222,845,419
-------------------------------------------------------------------------------------------------------------
Beginning of period                                                           1,594,195,548     1,371,350,129
                                                                              -------------     -------------
End of period (including undistributed net investment
income of $821,611 and $276,928, respectively)                               $1,735,973,172    $1,594,195,548
                                                                             ==============    ==============

See accompanying Notes to Financial Statements.


                         33  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
  Financial Highlights
--------------------------------------------------------------------------------

                                             Class A
                                             ---------------------------------------------------------------------
                                             Six Months
                                             Ended
                                             December 31,
                                             1997                Year Ended June 30,
                                             (Unaudited)         1997         1996         1995         1994
==================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period             $13.98          $13.51       $13.22       $13.63       $14.16
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                61            1.27         1.29         1.30         1.42
Net realized and unrealized gain (loss)             .38             .43          .27         (.40)        (.54)
                                              ---------       ---------    ---------    ---------    ---------
Total income from investment operations             .99            1.70         1.56          .90          .88

------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.61)          (1.23)       (1.27)       (1.30)       (1.41)
Tax return of capital distribution                   --              --           --         (.01)          --
                                              ---------       ---------    ---------    ---------    ---------
Total dividends and distributions
to shareholders                                    (.61)          (1.23)       (1.27)       (1.31)       (1.41)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $14.36          $13.98       $13.51       $13.22       $13.63
                                              =========       =========    =========    =========    =========

==================================================================================================================
Total Return, at Net Asset Value(4)                7.16%          13.10%       12.25%        7.09%        6.27%

==================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in millions)          $1,230          $1,167       $1,084       $1,061       $1,049
------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                 $1,193          $1,128       $1,092       $1,006       $1,111
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              8.52%(5)        9.22%        9.59%        9.81%       10.10%
Expenses                                           1.01%(5)        1.00%        1.03%        1.03%        0.96%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                         66.5%          125.8%       104.9%        93.7%        96.7%

1. For the period from October 15, 1997 (inception of offering) to December 31, 1997.
2. For the period from November 1, 1995 (inception of offering) to June 30,
1996.
3. For the period from May 3, 1993 (inception of offering) to June 30, 1993.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.


                         34  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            Class B
--------    -------------------------------------------------------------------------------
            Six Months
            Ended
            December 31,
            1997                Year Ended June 30,
   1993     (Unaudited)         1997         1996         1995         1994         1993(3)
===========================================================================================

   $13.76       $13.88          $13.43       $13.15       $13.57       $14.12       $13.87
-------------------------------------------------------------------------------------------

     1.60          .55            1.15         1.18         1.20         1.35          .23
      .36          .37             .43          .27         (.42)        (.60)         .27
---------    ---------       ---------    ---------    ---------    ---------    ---------
     1.96          .92            1.58         1.45          .78          .75          .50

-------------------------------------------------------------------------------------------

    (1.56)        (.55)          (1.13)       (1.17)       (1.19)       (1.30)        (.25)
       --           --              --           --         (.01)          --           --
---------    ---------       ---------    ---------    ---------    ---------    ---------

    (1.56)        (.55)          (1.13)       (1.17)       (1.20)       (1.30)        (.25)
-------------------------------------------------------------------------------------------
   $14.16       $14.25          $13.88       $13.43       $13.15       $13.57       $14.12
=========    =========       =========    =========    =========    =========    =========

===========================================================================================
    15.31%        6.73%          12.18%       11.40%        6.21%        5.31%        3.54%

===========================================================================================

   $1,119         $458            $397         $280         $192          $88          $10
-------------------------------------------------------------------------------------------
     $979         $430            $335         $236         $135          $52           $4
-------------------------------------------------------------------------------------------

    11.59%        7.72%(5)        8.41%        8.75%        8.95%        8.98%       10.84%(5)
     0.97%        1.80%(5)        1.80%        1.84%        1.84%        1.88%        2.28%(5)
-------------------------------------------------------------------------------------------
     87.2%        66.5%          125.8%       104.9%        93.7%        96.7%        87.2%

5. Annualized.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $1,086,729,493 and $1,034,388,752, respectively.


                         35  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
  Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                             Class C                                    Class Y
------------------------------------------------------------------------------------    ------------
                                             Six Months                                 Period
                                             Ended                                      Ended
                                             December 31,                               December 31,
                                             1997                Year Ended June 30,    1997
                                             (Unaudited)         1997         1996(2)   (Unaudited)(1)
====================================================================================================
Per Share Operating Data:
Net asset value, beginning of period             $13.97          $13.50       $13.30          $14.49
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .55            1.14          .77             .27
Net realized and unrealized gain (loss)             .37             .45          .19            (.17)
                                              ---------       ---------    ---------       ---------
Total income from investment operations             .92            1.59          .96             .10

----------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.55)          (1.12)        (.76)           (.25)
Tax return of capital distribution                   --              --           --              --
                                              ---------       ---------    ---------       ---------
Total dividends and distributions
to shareholders                                    (.55)          (1.12)        (.76)           (.25)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                   $14.34          $13.97       $13.50          $14.34
                                              =========       =========    =========       =========

====================================================================================================
Total Return, at Net Asset Value(4)                6.68%          12.23%        7.36%           3.77%

====================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in millions)             $47             $30           $8              $2
----------------------------------------------------------------------------------------------------
Average net assets (in millions)                    $39             $18           $3              $1
----------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              7.74%(5)        8.40%        8.41%(5)       10.15%(5)
Expenses                                           1.80%(5)        1.82%        1.90%(5)        1.35%(5)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                         66.5%          125.8%       104.9%           66.5%

See accompanying Notes to Financial Statements.


                         36  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer High Yield Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income primarily by investing in a diversified portfolio of high yield, lower-rated, fixed income securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class A, Class B and Class C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


                         37  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies  (continued)

Structured Notes. The Fund invests in foreign currency-linked structured notes whereby the market value and redemption price are linked to foreign currency exchange rates. The structured notes may be leveraged, which increases the notes' volatility relative to the face of the security. Fluctuations in values of the securities are recorded as unrealized gains and losses in the accompanying financial statements. During the six months ended December 31, 1997, the market value of these securities comprised an average of 4% of the Fund's net assets, and resulted in realized and unrealized gains of $156,964.

--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During the period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of December 31, 1997, the Fund had entered into outstanding when-issued or forward commitments of $2,422,138.

               In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. At December 31, 1997, securities with an aggregate market value of $1,589,095, representing 0.09% of the Fund's net assets, were in default.


                         38  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

               The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At June 30, 1997, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $169,033,000, which expires between 1999 and 2004.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.


                         39  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies  (continued)

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends in kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                         40  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                       Six Months Ended              Year Ended
                       December 31, 1997(1)          June 30, 1997
                       --------------------          -------------------
                       Shares       Amount           Shares       Amount
--------------------------------------------------------------------------------
Class A:
Sold                   10,557,227   $ 150,737,459    20,692,314   $ 285,257,249
Dividends reinvested    2,158,222      30,795,041     4,327,859      59,845,032
Redeemed              (10,517,241)   (149,867,246)  (21,776,775)   (300,371,369)
                      -----------    ------------   -----------    ------------
Net increase            2,198,208   $  31,665,254     3,243,398   $  44,730,912
                      ===========    ============   ===========    ============

--------------------------------------------------------------------------------
Class B:
Sold                    7,062,185   $  99,899,105    14,179,293   $ 194,365,424
Dividends reinvested      576,781       8,169,153       951,852      13,080,795
Redeemed               (4,089,080)    (57,828,262)   (7,393,386)   (101,353,023)
                      -----------    ------------   -----------    ------------
Net increase            3,549,886   $  50,239,996     7,737,759   $ 106,093,196
                      ===========    ============   ===========    ============

--------------------------------------------------------------------------------
Class C:
Sold                    1,487,540   $  21,159,202     2,112,964   $  29,194,779
Dividends reinvested       68,971         982,893        66,911         925,795
Redeemed                 (470,481)     (6,701,205)     (565,170)     (7,812,290)
                      -----------    ------------   -----------    ------------
Net increase            1,086,030   $  15,440,890     1,614,705   $  22,308,284
                      ===========    ============   ===========    ============

--------------------------------------------------------------------------------
Class Y:
Sold                      106,864   $   1,528,343            --   $          --
Dividends reinvested          877          12,536            --              --
Redeemed                   (1,072)        (15,352)           --              --
                      -----------    ------------   -----------    ------------
Net increase              106,669   $   1,525,527            --   $          --
                      ===========    ============   ===========    ============

================================================================================
(1.) For the six months ended December 31, 1997 for Class A, Class B and Class C shares and for the period from October 15, 1997 (inception of offering) to December 31, 1997 for Class Y shares.

================================================================================
3. Unrealized Gains and Losses on Investments

At December 31, 1997, net unrealized appreciation on investments and options written of $56,912,426 was composed of gross appreciation of $81,085,711, and gross depreciation of $24,173,285.


                         41  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)(Continued)
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of average annual net assets over $1 billion.

               For the six months ended December 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $1,463,931, of which $394,018 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $2,586,809 and $170,065, respectively, of which $51,741 and $1,142 was paid to an affiliated broker/dealer for Class B and Class C shares, respectively. During the six months ended December 31, 1997, OFDI received contingent deferred sales charges of $492,863 and $14,898, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

               OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

               The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended December 31, 1997, OFDI paid $22,365 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                         42  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
The Fund has adopted a Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares for its services rendered in distributing Class B shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Each fee is computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the six months ended December 31, 1997, OFDI paid $4,363 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $1,785,960 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of December 31, 1997, OFDI had incurred unreimbursed expenses of $13,306,232 for Class B.

               The Fund has adopted a Distribution and Service Plan for Class C shares to compensate OFDI for its costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares for its services rendered in distributing Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Each fee is computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the six months ended December 31, 1997, OFDI retained $136,890 as compensation for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of December 31, 1997, OFDI had incurred unreimbursed expenses of $598,090 for Class C.


                         43  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)(Continued)
--------------------------------------------------------------------------------

================================================================================
5. Forward Contracts

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

               The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

               Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

               Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

               Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 1997, the Fund had outstanding forward contracts as follows:

                                          Contrat           Valuation as of
                              Expiration  Amount            December 31,      Unrealized        Unrealized
Contracts to Sell             Date        (000s)            1997              Appreciation      Depreciation
------------------------------------------------------------------------------------------------------------
British Pound Sterling (GBP)  2/26/98        2,250 GBP      $ 3,691,868     $   96,345          $     --
Canadian Dollar (CAD)         1/21/98       13,700 CAD        9,585,502        414,786                --
German Deutsche (DEM)          1/2/98-
                              2/26/98       55,033 DEM       30,749,891        260,345                --
Indonesia Rupiah (IDR)        2/10/98-
                               4/6/98    4,621,740 IDR          858,759        242,220            17,443
Japanese Yen (JPY)            1/12/98       40,500 JPY          311,546         15,422                --
South African Rand (ZAR)      1/29/98       30,980 ZAR        6,314,466            151                --
                                                                            ----------           -------
Total Unrealized Appreciation and Depreciation                              $1,029,269           $17,443
                                                                            ==========           =======


                         44  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
6. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

               The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

               Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

               Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

               Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At December 31, 1997, the Fund had outstanding futures contracts as follows:

                              Expiration   Number of   Valuation as of     Unrealized
                              Date         Contracts   December 31, 1997   Depreciation
---------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
U.S. Treasury Bonds, 30 yr.   3/98           570        $68,667,188        $  556,563
                                                                           ----------
Contracts to Sell
-----------------
Copper                        3/98             9            175,725            19,038
Gold 100 oz.                  6/98             6            176,160             9,840
LME Aluminum                  5/98             8            313,000            15,600
LME Zinc                      5/98             2             55,950             4,300
Natural Gas                   1/98            61          1,381,040           268,360
                                                                           ----------
                                                                              317,138
                                                                           ----------
                                                                           $  873,701
                                                                           ==========


                         45  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)(Continued)
--------------------------------------------------------------------------------

================================================================================
7. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

               The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

               Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

               Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

               The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the six months ended December 31, 1997 was as follows:

                                               Call Options                        Put Options
                                               ----------------------------        ---------------------------
                                               Number of         Amount of         Number of        Amount of
                                               Options           Premiums          Options          Premiums
Options outstanding at June 30, 1997                --         $       --               --        $       --
Options written                                  9,112            424,888            1,630           112,950
Options closed or expired                       (1,835)          (247,250)          (1,630)         (112,950)
Options exercised                               (7,275)          (175,938)              --                --
                                                ------           --------           ------        ----------
Options outstanding at December 31, 1997             2         $    1,700               --        $       --
                                                ======           ========           ======        ==========


                         46 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
8. Illiquid and Restricted Securities

At December 31, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at December 31, 1997 was $158,276,686, which represents 9.11% of the Fund's net assets, of which $12,250,667 is considered restricted. Information concerning restricted securities is as follows:

8. Illiquid and Restricted Securities (continued)

                                                               Valuation Per
                                    Acquisition    Cost        Unit as of
Security                            Dates          Per Unit    December 31, 1997
--------------------------------------------------------------------------------
Bonds

Arizona Charlie's, Inc., 12%
First Mtg. Nts.,
Series B, 11/15/00                  11/18/93        100.00%           51.25%
--------------------------------------------------------------------------------
Capitol Queen & Casino, Inc.,
12% First Mtg. Nts.,
Series A, 11/15/00                  11/18/93-        95.74            14.25
                                    12/15/95
--------------------------------------------------------------------------------
ECM Fund, L.P.I.,
14% Sub. Nts., 6/10/02               4/14/92-       100.00           100.25
                                      3/3/93

Stocks and Warrants

Becker Gaming, Inc. Wts.,
Exp. 11/00                          11/18/93      $   2.00          $   .20
--------------------------------------------------------------------------------
CGA Group Ltd., Preferred            6/17/97         25.00            25.00
--------------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 12/49      6/17/97            --              .50
--------------------------------------------------------------------------------
ECM Fund, L.P.I.                     4/14/92      1,000.00         1,102.50
--------------------------------------------------------------------------------
Omnipoint Corp.                      1/26/96         16.00            22.21
--------------------------------------------------------------------------------
Omnipoint Corp. Wts., Exp. 11/00    11/29/95            --            22.21


                         47 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)(Continued)
--------------------------------------------------------------------------------

================================================================================
9. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

               The Fund had no borrowings outstanding during the year ended December 31, 1997.


                         48 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
Oppenheimer High Yield Fund
--------------------------------------------------------------------------------

================================================================================
Officers and Trustees     James C. Swain, Chairman and Chief Executive Officer
                          Bridget A. Macaskill, Trustee and President
                          Robert G. Avis, Trustee
                          William A. Baker, Trustee
                          Charles Conrad, Jr., Trustee
                          Jon S. Fossel, Trustee
                          Sam Freedman, Trustee
                          Raymond J. Kalinowski, Trustee
                          C. Howard Kast, Trustee
                          Robert M. Kirchner, Trustee
                          Ned M. Steel, Trustee
                          George C. Bowen, Trustee, Vice President, Treasurer
                                and Assistant Secretary
                          Andrew J. Donohue, Vice President and Secretary
                          Ralph W. Stellmacher, Vice President
                          Robert J. Bishop, Assistant Treasurer
                          Scott T. Farrar, Assistant Treasurer
                          Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor        OppenheimerFunds, Inc.

================================================================================
Distributor               OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and              OppenheimerFunds Services
Shareholder Servicing
Agent

================================================================================
Custodian of              The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors      Deloitte & Touche LLP

================================================================================
Legal Counsel             Myer, Swanson, Adams & Wolf, P.C.

                          The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors.

                          This is a copy of a report to shareholders of Oppenheimer High Yield Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer High Yield Fund. For material information concerning the Fund, see the Prospectus.

                          Shares of OppenheimerFunds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                         49 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
OppenheimerFunds Family
--------------------------------------------------------------------------------

=========================================================================================================
Real Asset Funds
---------------------------------------------------------------------------------------------------------
Real Asset Fund                    Gold & Special Minerals Fund

=========================================================================================================
Stock Funds
---------------------------------------------------------------------------------------------------------
Developing Markets Fund            Discovery Fund                         Growth Fund
International Small                Quest Small Cap Value Fund             Global Fund
  Company Fund                     MidCap Fund                            Quest Global Value Fund
Enterprise Fund                    Capital Appreciation Fund1             Disciplined Value Fund
International Growth Fund          Quest Capital Value Fund               Quest Value Fund

=========================================================================================================
Stock & Bond Funds
---------------------------------------------------------------------------------------------------------
Main Street Income &               Quest Growth & Income                  Disciplined Allocation Fund
  Growth Fund                        Value Fund                           Multiple Strategies Fund2
Quest Opportunity Value Fund       Global Growth & Income Fund            Bond Fund for Growth
Total Return Fund                  Equity Income Fund

=========================================================================================================
Bond Funds
---------------------------------------------------------------------------------------------------------
International Bond Fund            Champion Income Fund                   U.S. Government Trust
High Yield Fund                    Strategic Income Fund                  Limited-Term Government Fund
                                   Bond Fund

=========================================================================================================
Municipal Funds
---------------------------------------------------------------------------------------------------------
California Municipal Fund(3)       Pennsylvania Municipal Fund3           Rochester Division:
Florida Municipal Fund(3)          Municipal Bond Fund                    Rochester Fund Municipals
New Jersey Municipal Fund(3)       Insured Municipal Fund                 Limited Term New York
New York Municipal Fund(3)         Intermediate Municipal Fund              Municipal Fund

=========================================================================================================
Money Market Funds(4)
---------------------------------------------------------------------------------------------------------
Money Market Fund                  Cash Reserves

=========================================================================================================
LifeSpan
---------------------------------------------------------------------------------------------------------
Growth Fund                        Balanced Fund                          Income Fund

(1.) On 12/18/96, the Fund's name was changed from "Target Fund."
(2.) On 3/16/97, the Fund's name was changed from "Asset Allocation Fund."
(3.) Available only to investors in certain states.
(4.) An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                         50 Oppenheimer High Yield Fund

Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

                                   [LOGO] OppenheimerFunds(SM)
                                             Distributor, Inc.

Internet
24-hr access to account information
----------------------------------------
www.oppenheimerfunds.com
----------------------------------------

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET
----------------------------------------
1-800-525-7048
----------------------------------------

Account Transactions
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET
----------------------------------------
1-800-852-8457
----------------------------------------

PhoneLink
24-hr automated information
and automated transactions
----------------------------------------
1-800-533-3310
----------------------------------------

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET
----------------------------------------
1-800-843-4461
----------------------------------------

OppenheimerFunds
Information Hotline
24 hours a day, timely and insightful
messages on the economy and issues
that affect your investments
----------------------------------------
1-800-835-3104
----------------------------------------

RS0280.001.1297 February 27, 1998